The information in this preliminary prospectus supplement is not complete and may be changed. This preliminary prospectus supplement and the accompanying prospectuses are not offers to sell these securities, nor are they soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.
 Filed Pursuant to Rule 424(b)(2)
 Registration Nos. 333-292408 and 333-290676
SUBJECT TO COMPLETION, DATED MARCH 10, 2026
PRELIMINARY PROSPECTUS SUPPLEMENT
(TO PROSPECTUSES DATED DECEMBER 23, 2025 AND DECEMBER 1, 2025)
BKV CORPORATION
Common Stock
We are offering to sell 5,550,000 shares of our common stock, par value $0.01 per share (the “common stock”), and Bedrock Energy Partners, LLC (“BEP” or the “selling stockholder”), the selling stockholder identified in this prospectus supplement, is offering to sell 4,142,089 shares of our common stock. We will not receive any of the proceeds from the sale of shares of our common stock by the selling stockholder.
The underwriter has agreed to purchase our common stock from us and the selling stockholder at a price of $       per share, which will result in approximately $       million and $       million of proceeds (before expenses and excluding any exercise by the underwriter of the option we have granted to the underwriter to purchase additional shares of our common stock) to us and the selling stockholder, respectively. The underwriter may offer shares of our common stock from time to time for sale in one or more transactions on the New York Stock Exchange (“NYSE”), in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. For additional information regarding underwriting compensation, see “Underwriting.”
Our shares are listed on the NYSE under the symbol “BKV.” On March 6, 2026, the last reported sale price of our common stock on the NYSE was $30.74 per share.
We have granted the underwriter an option for a period of 30 days to purchase up to an additional 1,453,813 shares of our common stock at the price per share set forth above, less underwriting discounts and commissions.
Investing in our common stock involves risks. You should carefully review and consider the risks and uncertainties described under the heading “Risk Factors” contained on page S-5 herein and pages 3 and 3 of the accompanying prospectuses concerning factors you should consider before investing in shares of our common stock and the documents incorporated or deemed incorporated by reference in this prospectus supplement before investing in our common stock.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUSES IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The underwriter expects to deliver the shares of our common stock on or about         , 2026.
Sole Book-Running Manager
RBC Capital Markets
The date of this prospectus supplement is         , 2026.

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S-ii

ABOUT THIS PROSPECTUS SUPPLEMENT
This prospectus supplement is part of (i) a resale automatic shelf registration statement on Form S-3ASR (File No. 333-292408) that we filed with the Securities and Exchange Commission (“SEC”) on December 23, 2025 as a “well-known seasoned issuer” as defined in Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”) and (ii) a universal shelf registration statement on Form S-3 (File No. 333-290676) that we filed with the SEC on October 1, 2025 and which became effective under the Securities Act on December 1, 2025.
This document consists of two parts. The first part is the prospectus supplement, which describes the specific terms of this offering and also supplements and updates the information contained or incorporated by reference in the accompanying prospectuses. The second part is the accompanying prospectuses, which provide more general information, some of which does not apply to this offering. Generally, when we refer to this “prospectus,” we are referring to both of the accompanying prospectuses, as supplemented by this prospectus supplement. If the information varies between this prospectus supplement and the accompanying prospectuses or in any document incorporated by reference that was filed with the SEC before the date of this prospectus supplement, you should rely on the information in this prospectus supplement.
Any statement made in this prospectus, any free writing prospectus authorized by us or in a document incorporated by reference into this prospectus will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus, any free writing prospectus authorized by us or in any other subsequently filed document that is also incorporated by reference into this prospectus modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus. You should carefully read this prospectus and the information that is incorporated or deemed incorporated by reference in this prospectus. See “Documents Incorporated by Reference into This Prospectus.”
You should rely only on the information we have provided or incorporated by reference in this prospectus supplement, the accompanying prospectuses and any free-writing prospectus filed by us with the SEC in connection with this offering and any information about the terms of securities offered conveyed to you by us, the underwriter or our agents. We, the selling stockholder and the underwriter have not authorized any person, including any salesman or broker, to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We and the selling stockholder are not making an offer of these securities in any jurisdiction where the offer is not permitted. Persons outside the United States who come into possession of this prospectus supplement must inform themselves about, and observe any restrictions relating to, the offering of the common stock and the distribution of this prospectus supplement outside the United States. This prospectus supplement does not constitute, and may not be used in connection with, an offer to sell, or a solicitation of an offer to buy, any securities offered by this prospectus supplement by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation. You should assume that the information in this prospectus and any free-writing prospectus is accurate only as of the date on its cover page and that any information we have incorporated by reference is accurate only as of the date of the document incorporated by reference. Our business, financial condition, results of operations and prospects may have changed since such dates.
None of the Company, the selling stockholder or the underwriter make any representation to you regarding the legality of an investment in our common stock by you under applicable laws. You should consult with your own legal, tax, business, financial or other advisors regarding an investment in our common stock.
In this prospectus, “BKV,” “we,” “us,” “our,” the “Issuer” and the “Company” refer to BKV Corporation and its consolidated subsidiaries, unless otherwise indicated or the context otherwise requires.
INDUSTRY AND MARKET DATA AND FORECASTS
Market and industry data contained or incorporated by reference in this prospectus is based on the good faith estimates of management, which in turn are based upon management’s review of internal surveys, independent industry surveys and publications and other publicly available information. Although we believe that these third-party sources are reliable, we do not guarantee the accuracy or completeness of this

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information, and none of the Company, the selling stockholder or the underwriter have independently verified this information. In addition, the market and industry data and forecasts that may be included or incorporated by reference in this prospectus may involve estimates, assumptions and other risks and uncertainties and are subject to change based on various factors, including those discussed under the heading “Risk Factors” contained in this prospectus supplement and the accompanying prospectuses, and under similar headings in other documents that are incorporated by reference into this prospectus. Similarly, internal company surveys, while believed by us to be reliable, have not been verified by any independent sources. Accordingly, investors should not place undue reliance on this information.

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WHERE YOU CAN FIND MORE INFORMATION
We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a result, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at http://www.sec.gov, as well as on our website at www.bkv.com. However, information contained on our website is not intended to be incorporated by reference in this prospectus and you should not consider that information a part of this prospectus.
This prospectus is part of the registration statements that we filed with the SEC relating to the securities we or the selling stockholder may offer. As permitted by the SEC rules, this prospectus does not contain all of the information we included in the registration statements. You may refer to the registration statements and the accompanying exhibits for more information about us and our securities. Whenever a reference is made in this prospectus to a contract or other document of ours, the reference is only a summary and you should refer to the exhibits that are a part of the registration statements for a copy of the document. You may review a copy of the registration statements through the SEC’s website.
DOCUMENTS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS
The SEC allows information to be “incorporated by reference” into this prospectus, which means that important information can be disclosed to you by referring you to another document filed separately by us with the SEC. The information incorporated by reference is deemed to be part of this prospectus, except for any information superseded by information in this prospectus. The information incorporated by reference is an important part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made by us with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this prospectus supplement and prior to the termination of the offering to which this prospectus supplement relates is completed (other than documents or information deemed to have been furnished and not filed in accordance with SEC rules):
•
our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 6, 2026, including information specifically incorporated by reference into such Annual Report on Form 10-K from our Proxy Statement for our 2026 Annual Meeting of Stockholders to be filed within 120 days of December 31, 2025;

•
our Current Reports on Form 8-K filed with the SEC on October 1, 2025, November 17, 2025, January 22, 2026, January 30, 2026 and February 20, 2026; and

•
the description of our common stock contained in our registration statement on Form 8-A filed with the SEC on September 25, 2024, as updated by the description of our securities contained in Exhibit 4.1 to the Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 6, 2026.

Documents incorporated by reference are available from us without charge, excluding exhibits to those documents unless the exhibit has been specifically incorporated by reference in the documents. You may obtain without charge a copy of documents that are incorporated by reference in this prospectus by requesting them in writing or by telephone at the following address:
BKV Corporation
Attention: Legal Department
1200 17th Street, Suite 2100
Denver, Colorado
(720) 375-9680

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FORWARD-LOOKING STATEMENTS
This prospectus and the information incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact contained in this prospectus, regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management and dividend policy, are forward-looking statements. When used in this prospectus, words such as “expect,” “project,” “estimate,” “believe,” “anticipate,” “intend,” “budget,” “plan,” “seek,” “envision,” “forecast,” “target,” “predict,” “may,” “should,” “would,” “could,” “will,” the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits, opportunities and results with respect to the BKV-BPP Power Joint Venture Transaction (as defined below) and the Bedrock acquisition (as defined below), including any expected value creation from the BKV-BPP Power Joint Venture Transaction or the Bedrock acquisition, and any reserves additions, midstream opportunities and other anticipated impacts from the Bedrock acquisition, anticipated efficiencies, power plant reliability and strategic growth and power purchase agreement opportunities relating to the BKV-BPP Power Joint Venture (as defined below) and the BKV-BPP Power Joint Venture Transaction, as well as guidance, projected or forecasted financial and operating results, future liquidity, leverage, results in certain basins, objectives, project timing, expectations and intentions, regulatory and governmental actions and other statements that are not historical facts. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.
Forward-looking statements contained in this prospectus include, but are not limited to, statements about:
•
our business strategy;

•
our reserves;

•
our financial strategy, liquidity and capital required for our development programs;

•
our relationship with our sponsor, Banpu Public Company Limited (“Banpu”), and its affiliates, including future agreements with Banpu;

•
actual and potential conflicts of interest relating to Banpu, its affiliates and other entities in which members of our officers and directors are or may become involved;

•
volatility in natural gas, natural gas liquids (“NGL”) and oil prices;

•
our dividend policy;

•
our drilling plans and the timing and amount of future production of natural gas, NGL and oil;

•
our hedging strategy and results;

•
competition and government regulation;

•
changes in trade regulation, including tariffs and other market factors;

•
legal, regulatory or environmental matters;

•
marketing of natural gas, NGL and oil;

•
business or leasehold acquisitions and integration of acquired businesses, including the Bedrock acquisition, with our business;

•
our ability to develop existing prospects;

•
costs of developing our properties and of conducting our operations;

•
our plans to establish midstream contracts that allow us to supply our own natural gas directly to our combined gas turbine and steam turbine power plants located in Temple, Texas;

•
our plan to continue to build out our power generation business and to expand into retail power;

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•
our ability to develop, produce and sell carbon sequestered gas;

•
our ability to effectively operate and grow our carbon capture, utilization and sequestration (“CCUS”) business;

•
our ability to forecast annual carbon dioxide sequestration rates for our CCUS projects;

•
our ability to reach final investment decision and execute and complete any of our pipeline of identified CCUS projects;

•
our ability to identify and complete additional CCUS projects as we expand our upstream operations;

•
our ability to effectively operate and grow our retail power business;

•
our anticipated Scope 1, 2 and 3 emissions from our owned and operated upstream and natural gas midstream businesses and our sustainability plans and goals, including our plans to offset our Scope 1, 2 and 3 emissions from our owned and operated upstream and natural gas midstream businesses;

•
our environmental, social and governance (“ESG”) strategy and initiatives, including those relating to the generation and marketing of environmental attributes or new products seeking to benefit from ESG-related activities, and the continuation of government tax incentives applicable thereto;

•
general economic conditions;

•
cost inflation;

•
credit markets;

•
our ability to service our indebtedness;

•
our ability to expand our business, including through the recruitment and retention of skilled personnel;

•
our future operating results;

•
the remediation of our material weakness;

•
the Bedrock acquisition and the anticipated benefits thereof;

•
the BKV-BPP Power Joint Venture Transaction and the anticipated benefits thereof;

•
the impact of the One Big Beautiful Bill Act of 2025; and

•
our plans, objectives, expectations and intentions.

Although we believe our estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this prospectus and the information incorporated by reference herein are not guarantees of future performance, and we cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. For a discussion of risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus, particularly under the heading “Risk Factors.” All forward-looking statements speak only as of the date of this prospectus or the date of the information incorporated by reference herein, as applicable.
Undue reliance should not be placed on any forward-looking statement, which are based on predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described above, as well as others not now anticipated. The impact of any one factor on a particular forward-looking statement is not determinable with certainty as such factors are interdependent upon other factors. The foregoing statements are not exclusive and further information concerning us, including factors that potentially could materially affect our financial results, may emerge from time to time. We undertake no obligation to update forward-looking statements after the date of this prospectus supplement to reflect actual results or changes in factors or assumptions affecting such forward-looking statements, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC.

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All forward-looking statements, expressed or implied, included in this prospectus are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. We urge you to carefully review and consider the disclosures made in this prospectus and our reports filed with the SEC and incorporated by reference herein that attempt to advise interested parties of the risks and factors that may affect our business. Please read “Where You Can Find More Information.”

S-viii

SUMMARY
The following summary highlights selected information contained elsewhere in this prospectus supplement, the accompanying prospectuses and in the documents incorporated by reference in this prospectus supplement and does not contain all of the information that may be important to you or that you should consider before making your investment decision. You should read carefully this entire prospectus supplement, the accompanying prospectuses and the documents incorporated by reference herein and therein. See “Where You Can Find More Information.”
The Company
BKV is a forward-thinking, growth-driven energy company focused on creating long-term risk-adjusted stockholder value through the development of natural gas producing assets, the ownership and operation of natural gas-fired power generation assets and selective accretive acquisitions. Our core businesses are the production of natural gas and the generation of natural gas-fired power from our owned and operated assets, supported by a closed-loop strategy enabled by our upstream, midstream, power and CCUS businesses.
Our operations are supported by four business lines: natural gas production, natural gas midstream, power generation and CCUS. Our operating approach is designed around a closed-loop model that aligns these business lines to support cost efficiency, commercial optimization and operational reliability across the value chain. Through this approach, we retain operational control over the production, transportation and processing of natural gas and provide multiple platforms for disciplined capital deployment, while meeting growing demand for low carbon natural gas and power.
For example, in the Barnett Shale, natural gas produced from our upstream assets is gathered and transported in part through our midstream systems. In November 2023, we commenced sequestration operations at our first CCUS project, and we currently expect our second and third CCUS projects to commence sequestration activities during the first half of 2026 with additional CCUS growth opportunities beyond 2026. Further, we are pursuing a power growth strategy that aligns with both our natural gas and CCUS businesses.
As part of our ongoing operations, we expect our owned and operated upstream and natural gas midstream businesses to achieve net-zero Scope 1 and Scope 2 greenhouse gas emissions during the early 2030s and net-zero Scope 1, Scope 2 and Scope 3 emissions by the late 2030s.
We believe our business model, experienced management team and disciplined technology-enabled operations support our ability to create long-term, risk-adjusted stockholder value.
Recent Developments
Property Acquisition for Potential Power Facility and Potential Adjacent Data Center Development
On February 26, 2026, through a wholly owned subsidiary, we acquired approximately 6,200 acres of land in north-central Texas for potential development of a power generation facility and an adjacent data center campus.
Reservation Agreement
On January 14, 2026, we entered into a manufacturing reservation agreement related to a planned power generation project. Under the agreement, we are committed to pay up to an aggregate of $80.0 million in reservation fees, scheduled in phases during 2026, to secure future manufacturing capacity through 2028 for turbines with up to approximately 1,230 megawatts in total generation capacity. Amounts paid are generally non-refundable and will be credited against the purchase price if a definitive supply agreement is executed.
Equity Offering
On December 3, 2025, we completed an underwritten public offering of 6,900,000 shares of common stock for net proceeds of $170.1 million (the “2025 Equity Offering”). We used the net proceeds from the 2025 Equity Offering to fund the cash consideration for the BKV-BPP Power Joint Venture Transaction and related expenses.

BKV-BPP Power Joint Venture Transaction
On January 30, 2026, we completed the previously announced acquisition of an additional 25% interest in BKV-BPP Power LLC, a Delaware limited liability company (the “BKV-BPP Power Joint Venture”), from Banpu Power US Corporation (“BPPUS”) (such acquisition, the “BKV-BPP Power Joint Venture Transaction”) for aggregate consideration consisting of $115.1 million in cash and 5,315,390 shares of our common stock (the “Stock Consideration”). We funded the cash consideration with a combination of cash on hand and the net proceeds from the 2025 Equity Offering. Following the closing of the transaction, the BKV-BPP Power Joint Venture is owned 75% by BKV and 25% by BPPUS, and the financial results of the BKV-BPP Power Joint Venture will be consolidated into our financial statements.
Corporate Information
We were incorporated in the State of Delaware in May 2020. We completed our initial public offering on September 27, 2024. Shares of our common stock trade on NYSE under the ticker symbol “BKV”.
The Company’s principal executive offices are located at 1200 17th Street, Suite 2100, Denver, Colorado 80202, and the Company’s telephone number is (720) 375-9680. We maintain a website at www.bkv.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments thereto, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. Information on our Investor page and on our website is not part of this prospectus or any of our other securities filings unless specifically incorporated herein by reference.

THE OFFERING
Issuer
BKV Corporation
Selling stockholder
Bedrock Energy Partners, LLC
Common stock offered by BKV
5,550,000 shares
Common stock offered by the selling stockholder
4,142,089 shares
Option to purchase additional
shares
We have granted the underwriter an option to purchase up to an additional 1,453,813 shares of common stock at the price per share set forth on the cover of this prospectus supplement, less underwriting discounts and commissions. The underwriter may exercise its option at any time within 30 days from the date of this prospectus supplement.
Shares of common stock outstanding as of March 6, 2026
102,380,877 shares.
Shares of common stock outstanding after this offering
107,930,877 shares based on the number of shares outstanding as of March 6, 2026 (or approximately 109,384,690 if the underwriter exercises in full its option to purchase additional shares).
Use of proceeds
We estimate that the net proceeds to us from the sale of the common stock in this offering will be approximately $       million (or approximately $       million if the underwriter exercises in full its option to purchase additional shares of common stock), after deducting discounts and commissions payable to the underwriter as well as our expenses related to this offering. We intend to use the net proceeds from this offering for general corporate purposes, including working capital, operating expenses and capital expenditures. See “Underwriting” and “Use of Proceeds.”
We will not receive any of the proceeds from the sale of the shares of common stock by the selling stockholder.
Material tax consequences
For a discussion of the material tax consequences of the ownership and disposition of our shares that may be relevant to prospective investors, please read “Material U.S. Federal Income Tax Consequences To Non-U.S. Holders of our Common Stock.”
Exchange listing
Our shares are traded on the NYSE under the symbol “BKV.”
Risk factors
Investing in our common stock involves substantial risks. You should carefully consider the risk factors set forth in the section entitled “Risk Factors” and the other information contained in this prospectus and the documents incorporated by reference herein, prior to making an investment in our common stock.
Unless otherwise indicated or the context otherwise requires, all information in this prospectus supplement reflects and assumes no exercise by the underwriter of its option to purchase up to an additional 1,453,813 shares of common stock from us at the price per share set forth on the cover of this prospectus supplement, less underwriting discounts and commissions. Please read “Underwriting.”

The number of shares of common stock is based upon 102,380,877 shares outstanding as of March 6, 2026 and excludes:
•
7,046,064 additional shares of our common stock that have been awarded but remain unvested or that are otherwise available to be awarded pursuant to the 2024 Equity and Incentive Compensation Plan, as amended; and

•
484,058 additional shares of our common stock available for purchase by employees pursuant to the Employee Stock Purchase Plan.

RISK FACTORS
An investment in our common stock involves risks. Before making a decision whether to invest in our common stock, you should consider the risks related to the common stock and an investment in us that are described below and the risks described under “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K and any subsequently filed periodic and current reports that are incorporated by reference in this prospectus. See “Where You Can Find More Information.” These risks are not the only risks that we face. This prospectus and the information incorporated by reference herein also contain forward-looking statements that involve risks and uncertainties. Please read “Forward-Looking Statements.” Our actual results could differ materially from those anticipated in the forward-looking statements as a result of certain factors, including the risks described elsewhere in this prospectus and in the documents incorporated by reference in this prospectus. If any of these risks occur, our business, financial condition or results of operations could be adversely affected. In that case, the trading price of our common stock could decline, and you could lose all or part of your investment.
Risks Related to our Common Stock and this Offering
The price of our common stock has fluctuated substantially and may fluctuate substantially in the future.
The market price of our common stock has experienced volatility and may fluctuate significantly in response to a number of factors, many of which we cannot predict or control, including supply of and demand for natural gas and NGLs and the prices of natural gas and NGLs, the level of global drilling, exploration and production activities, general market and economic conditions, disruptions, downgrades, credit events and perceived problems in the credit markets; actual or anticipated variations in our operating results; changes in our investments or asset composition; write-downs or perceived credit or liquidity issues affecting our assets; market perception of our business and our assets; reports by industry analysts; changes in our financial guidance or negative announcements by our customers, competitors or suppliers regarding their own performance; our level of indebtedness or adverse market reaction to any indebtedness that we may incur in the future; our ability to raise capital on favorable terms or at all; loss of any major funding source; additions or departures of our executive officers or key personnel; changes in market valuations of similar companies; and speculation in the press or investment community.
Securities markets in general have experienced extreme volatility that has often been unrelated to the operating performance of particular companies. Any broad market fluctuations may adversely affect the trading price of our common stock.
We have broad discretion in the use of the net proceeds from this offering and may use them in ways that our stockholders may not approve.
We intend to use the net proceeds from this offering for general corporate purposes, including working capital, operating expenses and capital expenditures. Our management will have broad discretion as to the application of the net proceeds from this offering and our discretion is not limited by the aforementioned possible use. Because of the number and variability of factors that will determine our use of the net proceeds from this offering, their ultimate use may vary substantially from their currently intended use. Our management might not spend the net proceeds in ways that improve our results of operations or enhance the value of our common stock. The failure by our management to apply these funds effectively could result in financial losses that could have a material adverse effect on our business, cause the price of our common stock to decline and delay the development and operation of our assets. Pending their use, we may invest the net proceeds from this offering in a manner that does not produce income or that loses value. We will not receive any proceeds from the sale of shares of our common stock by the selling stockholder. See “Use of Proceeds.”
Future sales of our common stock in the public market, or the perception that such sales may occur, could reduce our stock price, and any additional capital raised by us through the sale of equity or convertible securities may dilute your ownership in us.
As of March 6, 2026, Banpu (through Banpu North America Corporation (“BNAC”) and BPPUS) owns 69,193,004 shares of common stock, representing approximately 67.6% of our total outstanding common stock, and management, directors, and other employee and non-employee stockholders, collectively, own 33,187,873 shares of common stock, representing approximately 32.4% of our total outstanding common stock.
In connection with our initial public offering, we entered into a Stockholders’ Agreement with BNAC, pursuant to which we agreed to, among other things, provide BNAC and its affiliates with the right, in certain circumstances, to require us to register their shares of our common stock constituting registrable securities under the Securities Act for sale into the public markets. In accordance with the registration rights granted to BNAC, on October 1, 2025, we filed a resale registration statement on Form S-3, which included the registration of the offer and sale of 63,877,614 shares of common stock owned by BNAC. As of the date of our most recently filed Annual Report on Form 10-K, no shares of our common stock have been sold by BNAC pursuant to that resale registration statement. In addition, in connection with the closing of the BKV-BPP Power Joint Venture Transaction, we also entered into a Registration Rights Agreement with BPPUS, pursuant to which BPPUS received certain demand and piggyback registration rights for the 5,315,390 shares of common stock issued to BPPUS in the BKV-BPP Power Joint Venture Transaction, subject to a 180-day lock-up which expires on July 30, 2026 and customary cutbacks, blackout periods and other limitations.
In connection with the closing of the acquisition of 100% of the equity interests of Bedrock Production, LLC, a Texas limited liability company (“Bedrock”), from BEP on September 29, 2025 (the “Bedrock acquisition”), we entered into a Registration Rights Agreement with BEP, pursuant to which we agreed to, among other things, provide BEP with certain demand and piggyback registration rights for the 5,233,957 shares of common stock received in the Bedrock acquisition, subject to customary cutbacks, blackout periods and other limitations.
In accordance with the registration rights granted to BEP, on December 23, 2025, we filed an automatic shelf registration statement on Form S-3ASR to register the offer and sale of 5,233,957 shares of our common stock owned by BEP, including the common stock offered by BEP in this offering. Following the completion of this offering, BEP will no longer hold any shares of common stock.
In connection with this offering, we, the selling stockholder, our officers and directors and certain of our other stockholders have entered into lock-up agreements covering all of their equity ownership for a period of 60 days following this offering. RBC Capital Markets, LLC, in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. See “Underwriting.” Upon expiration or earlier release of the lock-up agreements, we, the selling stockholder, our officers and directors and certain of our other stockholders may sell previously locked-up shares into the market, which could adversely affect the market price of shares of our common stock.
We also may, in the future, issue additional shares of common stock as some or all of the consideration for future transactions. Furthermore, we may issue additional shares of common stock or convertible securities in subsequent public offerings. We cannot predict the size of future issuances of our common stock or securities convertible into common stock or the effect, if any, that future issuances of our common stock will have on the market price of our common stock. Issuances of substantial amounts of our common stock or sales of shares owned by Banpu and other stockholders, or the perception that such issuances or sales could occur, may adversely affect prevailing market prices of our common stock.
Our common stock does not entitle the holders thereof to preemptive rights to buy shares from us. As a result, stockholders will not have the automatic ability to avoid dilution in their percentage ownership of us.
Terms of subsequent financings or the issuance of preferred stock may adversely impact stockholder equity.
If we raise more equity capital from the sale of common stock, institutional or other investors may negotiate terms more favorable than the current prices of our common stock. If we issue debt securities, the holders of the debt would have a claim to our assets that would be prior to the rights of stockholders until the debt is paid. Interest on these debt securities would increase costs and could negatively impact our operating results.
In accordance with Delaware law and the provisions of our certificate of incorporation, we may issue one or more classes or series of preferred stock that ranks senior in right of dividends, liquidation or voting to our common stock. Preferred stock may have such designations, preferences, limitations and relative rights, including preferences over our common stock respecting dividends and distributions, as our board of directors may determine, and the issuance of preferred stock would dilute the ownership of our existing stockholders. The terms of one or more classes or series of preferred stock could adversely impact the voting power or value of our common stock. For example, we might grant holders of preferred stock the right to elect some number of our directors in all events or on the happening of specified events or the right to veto specified transactions. Similarly, the repurchase or redemption rights or liquidation preferences we might assign to holders of preferred stock could affect the residual value of the common stock. The terms of any series of preferred stock may also reduce or eliminate the amount of cash available for payment of dividends to our holders of common stock or subordinate the claims of our holders of common stock to our assets in the event of our liquidation. Our common stock is not subject to conversion, redemption or sinking fund provisions.
Our governing documents, as well as Delaware law, contain provisions that could discourage acquisition bids or merger proposals, which may adversely affect the market price of our common stock. The existence of significant stockholders, such as Banpu, may have similar effects.
Some provisions of our governing documents could make it more difficult for a third party to acquire control of us, even if the change of control would be beneficial to our stockholders, including:
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providing for a classified board of directors;

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limitations on the removal of directors;

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limitations on the ability of our stockholders to call special meetings;

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establishing advance notice provisions for stockholder proposals and nominations for elections to the board of directors to be acted upon at meetings of stockholders;

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the requirement that the affirmative vote of the holders of at least 66 2∕3% in voting power of all the then-outstanding shares of our stock be obtained to amend and restate our existing bylaws or to remove directors;

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the requirement that the affirmative vote of the holders of at least 66 2∕3% in voting power of all the then-outstanding shares of our stock (or, if approved by at least 60% of our board of directors, a majority in voting power of all the then-outstanding shares of our stock) be obtained to amend our certificate of incorporation; and

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providing that the board of directors is expressly authorized to make, repeal, alter, amend, and rescind our bylaws.

In addition, the existence of significant stockholders, such as our sponsor, Banpu, and its affiliates, may have the effect of deterring hostile takeovers, delaying or preventing changes in control or changes in management, or limiting the ability of our other stockholders to approve transactions that they may deem to be in the best interests of the Company. Banpu is the ultimate parent company of BPPUS and BNAC and, as a result, Banpu’s concentration of stock ownership increased upon the issuance of 5,315,390 shares of common stock issued to BPPUS in connection with the closing of the BKV-BPP Power Joint Venture Transaction. Moreover, Banpu’s concentration of stock ownership in us may adversely affect the trading price of our common stock to the extent investors perceive a disadvantage in owning stock of a company with a significant stockholder.
Our ability to utilize U.S. net operating loss and interest expense carryforwards to reduce future U.S. taxable income could be limited.
We and our subsidiaries have U.S. net operating loss (“NOL”) carryforwards and disallowed business interest expense carryforwards under Section 163(j) of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. Our ability to utilize such NOL and Section 163(j) interest expense carryforwards would be limited under Section 382 of the Code (such section, “Section 382”), if we experience an “ownership change,” which generally will occur if the direct or indirect ownership of our stock by one or more stockholders or groups of stockholders that are deemed to own at least 5% of our stock cumulatively increases by more than 50 percentage points at any time during a rolling three-year period. As of December 31, 2025, we do not believe that our NOL and Section 163(j) interest expense carryforwards are currently subject to the limits of Section 382. However, future issuances of our stock or the capital stock of Banpu and other sales or exchanges of our stock or the capital stock of Banpu could trigger an ownership change and, thus, an annual limitation on our ability to utilize NOL and Section 163(j) interest expense carryforwards under Section 382. Such limitation could result in an increase in our U.S. federal income tax liability.

USE OF PROCEEDS
We estimate that the net proceeds to us from the sale of the common stock in this offering will be approximately $       million (or approximately $       million if the underwriter exercises in full its option to purchase additional shares of common stock), after deducting discounts and commissions payable to the underwriter as well as our expenses related to this offering.
We will not receive any of the proceeds from the sale of the shares of common stock by the selling stockholder.
We intend to use the net proceeds from this offering for general corporate purposes, including working capital, operating expenses and capital expenditures. See “Risk Factors — Risks Related to our Common Stock and this Offering — We have broad discretion in the use of the net proceeds from this offering and may use them in ways that our stockholders may not approve.”

SELLING STOCKHOLDER
The table below presents information regarding the selling stockholder and the shares of common stock that such selling stockholder is offering under this prospectus supplement. The percent of beneficial ownership for the selling stockholder is based on 102,380,877 shares of common stock outstanding as of March 6, 2026. The number of shares in the column “Shares of Common Stock Offered By This Prospectus Supplement” represents all of the shares that the selling stockholder is offering under this prospectus supplement. The column “Shares of Common Stock Beneficially Owned After Offering” reflects the beneficial ownership of the selling stockholder after giving effect to this offering.
We have prepared the table below and the related notes based on the information provided on Schedule 13G filed with the SEC by MCM (as defined below) on November 13, 2025. We believe, based on information supplied by the selling stockholder, that except as may otherwise be indicated in the footnotes to the table below, the selling stockholder has sole voting and dispositive power with respect to the shares of common stock reported as beneficially owned by it.
	Shares of Common Stock Beneficially Owned Prior to Offering(1)		Shares of Common Stock Offered by this Prospectus Supplement	Shares of Common Stock Beneficially Owned After Offering
	Number	Percent		Number	Percent
Selling stockholder:
Bedrock Energy Partners, LLC(2)	4,142,089	4.0%	4,142,089	0	0.0%

(1)
The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

(2)
Consists of shares of common stock held directly by BEP, a Delaware limited liability company and an indirect wholly owned subsidiary of Mountain Capital Management, LLC, a Delaware limited liability company (“MCM”). MCM holds voting and dispositive power with respect to the common stock held by BEP and therefore may be deemed to be the beneficial owner of such common stock. The principal address for BEP is 811 Louisiana Street, Suite 2600, Houston, Texas 77002.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES
TO NON-U.S. HOLDERS OF OUR COMMON STOCK
The following is a general discussion of material U.S. federal income tax consequences to non-U.S. holders (as defined herein) with respect to the ownership and disposition of our common stock. This discussion applies only to non-U.S. holders that acquire our common stock in this offering and hold such stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes). This discussion is based on current provisions of the Code, U.S. Treasury regulations promulgated under the Code, and administrative rulings and court decisions in effect, all of which are subject to change at any time, possibly with retroactive effect. We have not sought and will not seek any rulings from the Internal Revenue Service (“IRS”) regarding the matters discussed below.
For purposes of this discussion, the term “non-U.S. holder” means a beneficial owner of our common stock that is not, for U.S. federal income tax purposes, an entity or arrangement treated as a partnership or any of the following:
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a citizen or individual resident of the United States;

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a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust (1) if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States persons” (as defined in Section 7701(a)(30) of the Code) has or have the authority to control all substantial decisions of the trust, or (2) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a “United States person.”

This discussion is for general information only and does not address all aspects of U.S. federal income taxation that may be important to a non-U.S. holder in light of that holder’s particular circumstances or that may be applicable to holders subject to special treatment under U.S. federal income tax law (including, for example, financial institutions, brokers or dealers in securities, traders in securities that elect mark-to-market treatment, insurance companies, controlled foreign corporations, passive investment companies, holders who acquire our common stock pursuant to the exercise of employee stock options or otherwise as compensation, entities or arrangements treated as partnerships for U.S. federal income tax purposes (and partners or beneficial owners therein), holders liable for the alternative minimum tax, certain former citizens or former long-term residents of the U.S., persons who hold or are deemed to hold our common stock as part of a hedge, straddle, constructive sale, conversion transaction or other risk-reduction transaction, persons required for U.S. federal income tax purposes to conform the timing of income accruals with respect to the common stock to their financial statements under Section 451 of the Code, tax-qualified retirement plans, tax-exempt organizations, governmental organizations, and “qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds). In addition, this discussion does not address U.S. federal tax laws other than those pertaining to the U.S. federal income tax, nor does it address any aspects of the Medicare contribution tax on net investment income, or U.S. state or local or non-U.S. taxes. This discussion also does not specifically address any tax treaties. Accordingly, prospective investors should consult their own tax advisors regarding the U.S. federal, state, local, and non-U.S. income and other tax considerations of acquiring, holding and disposing of shares of our common stock.
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, we urge partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) considering the purchase of our common stock to consult their tax advisors regarding the U.S. federal income tax considerations of the ownership and disposition of our common stock by such partnership.
THIS SUMMARY IS FOR GENERAL INFORMATION ONLY. IT IS NOT TAX ADVICE. INVESTORS CONSIDERING THE PURCHASE OF OUR COMMON STOCK ARE URGED TO

CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX LAWS AND ANY APPLICABLE TAX TREATIES TO THEIR PARTICULAR SITUATIONS.
Distributions on Common Stock
We currently do not pay a fixed cash dividend to holders of our common stock. Our dividend policy is under consideration by our board of directors. Any future determination related to our dividend policy will be made at the sole discretion of our board of directors after considering our general economic and business conditions, including our financial condition and results of operations, capital requirements, restrictions under our indebtedness, potential acquisition opportunities, and other current and anticipated cash needs and any other factors our board of directors deems relevant.
In general, any distributions we make to a non-U.S. holder with respect to shares of our common stock that constitute dividends for U.S. federal income tax purposes will be subject to U.S. withholding tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) of the gross amount distributed, unless the dividends are effectively connected with a trade or business carried on by the non-U.S. holder within the United States and, if required by an applicable income tax treaty, are attributable to a permanent establishment of the non-U.S. holder within the United States. A distribution will constitute a dividend for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits as determined for U.S. federal income tax purposes. Any distribution not constituting a dividend will be treated as first reducing the adjusted basis in the non-U.S. holder’s shares of our common stock, but not below zero, and, to the extent it exceeds the adjusted basis in the non-U.S. holder’s shares of our common stock, as capital gain and will be treated as described below under “— Sale, Exchange or Other Taxable Disposition of Common Stock.” However, except to the extent that we elect (or the paying agent or other intermediary through which you hold your shares of common stock elects) to withhold with respect to the taxable portion of the distribution only, we (or the applicable paying agent or intermediary) must generally withhold taxes on the entire distribution, in which case you generally would be entitled to a refund from the IRS by timely filing an appropriate claim for a refund, to the extent the withholding exceeds your tax liability with respect to the distribution.
A non-U.S. holder who wishes to claim the benefit of an applicable treaty rate on dividends will be required (a) to provide the applicable withholding agent with a properly executed IRS Form W-8BEN or W-8BEN-E (or other applicable form) certifying under penalties of perjury that such holder is not a U.S. person as defined under the Code and is eligible for treaty benefits or (b) if our common stock is held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable U.S. Treasury regulations. A non-U.S. holder that does not timely furnish the required documentation, but that is eligible for a lower rate of U.S. federal withholding tax pursuant to an income tax treaty, may obtain a refund or credit of any excess amounts withheld by filing an appropriate claim for a refund with the IRS. Non-U.S. holders are urged to consult their own tax advisors regarding their possible entitlement to benefits under an applicable income tax treaty.
Dividends effectively connected with a non-U.S. holder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, attributable to such non-U.S. holder’s U.S. permanent establishment) generally will not be subject to U.S. withholding tax if the non-U.S. holder complies with applicable certification requirements. More particularly, to claim this exemption from U.S. withholding tax, the non-U.S. holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States. Such effectively connected dividends, although not subject to withholding tax (provided the IRS Form W-8ECI certification requirements are satisfied), generally will be subject to U.S. federal income tax on a net income basis, at the regular graduated rates applicable to U.S. persons. A non-U.S. holder that is a corporation may be subject to an additional “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on its “effectively connected earnings and profits,” subject to certain adjustments.
The foregoing is subject to the discussion below under “— Information Reporting and Backup Withholding” and “— Foreign Account Tax Compliance Act.”

Sale, Exchange or Other Taxable Disposition of Common Stock
Subject to the discussion below under “— Information Reporting and Backup Withholding” and “— Foreign Account Tax Compliance Act,” a non-U.S. holder will generally not be subject to U.S. federal income or withholding tax with respect to gain recognized on the sale, exchange or other taxable disposition of our common stock unless:
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the gain is effectively connected with a trade or business carried on by the non-U.S. holder within the United States and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of such non-U.S. holder,

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the non-U.S. holder is a nonresident alien individual and is present in the United States for 183 days or more in the taxable year of the sale, exchange or other taxable disposition and certain other conditions are satisfied, or

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we are or have been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time within the shorter of the five-year period ending on the date of the disposition of the common stock and the period in which the non-U.S. holder has held our common stock, and certain other conditions are satisfied.

Gain described in the first bullet point above (i.e., gain that is effectively connected with the conduct of a trade or business in the United States) generally will be subject to U.S. federal income tax, net of certain deductions, at the regular graduated rates applicable to U.S. persons. If the non-U.S. holder is a foreign corporation, the branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) also may apply to such effectively connected gain.
A non-U.S. holder described in the second bullet point above (i.e., who is subject to U.S. federal income tax because the non-U.S. holder was present in the United States for 183 days or more during the taxable year of the sale, exchange or other taxable disposition of our common stock) will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty) on the gain derived from such sale, exchange or other taxable disposition, which may be offset by U.S. source capital losses, provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.
With respect to the third bullet point above, we are currently, and expect to continue to be for the foreseeable future, a USRPHC (and the remainder of this discussion assumes we are and will be a USRPHC). However, if our common stock is “regularly traded on an established securities market” (as defined by the U.S. Treasury regulations), a non-U.S. holder will be taxed on gain recognized on the disposition of our common stock as a result of our status as a USRPHC only if the non-U.S. holder actually or constructively holds or held more than 5% of our common stock at any time during the five-year period ending on the date of disposition or, if shorter, during the entire period the non-U.S. holder has held our common stock. If our common stock were not considered to be regularly traded on an established securities market, all non-U.S. holders would be subject to U.S. federal income tax on the sale, exchange or other taxable disposition of our common stock and a 15% withholding tax would apply to the gross proceeds from such sale, exchange or other taxable disposition of our common stock by a non-U.S. holder. Such withholding tax is not an additional tax but, rather, is credited against the actual U.S. federal income taxes owed by the non-U.S. holder (and such non-U.S. holder may obtain a refund of any amounts so withheld which exceed the non-U.S. holder’s actual U.S. federal income tax liability, if any, provided that the non-U.S. holder makes the necessary filings with the IRS in a timely manner).
Information Reporting and Backup Withholding
We (or the applicable paying agent or intermediary) must report annually to the IRS and to each non-U.S. holder the amount of distributions paid to, and the tax withheld (if any) with respect to, each non-U.S. holder of our common stock. These reporting requirements apply regardless of whether withholding was reduced or eliminated by an applicable tax treaty. Copies of this information also may be made available under the provisions of a specific treaty or agreement with the tax authorities in the country in which the non-U.S. holder resides or is established.

A non-U.S. holder may be subject to U.S. backup withholding tax, at a rate that is currently 24%, on dividends paid to such holder, unless such holder provides a properly completed and executed applicable IRS Form W-8 certifying that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption.
Under U.S. Treasury regulations, the payment of proceeds from the disposition of our common stock by a non-U.S. holder effected at a U.S. office of any broker (U.S. or non-U.S.), generally will be subject to information reporting and backup withholding, unless the beneficial owner certifies its status as a non-U.S. holder (generally by providing a properly executed applicable IRS Form W-8), or otherwise establishes an exemption. The payment of proceeds from the disposition of our common stock by a non-U.S. holder effected at a non-U.S. office of a broker that is neither a U.S. person nor a person having certain relationships with the United States generally will not be subject to backup withholding or information reporting. However, the payment of proceeds from a disposition of our common stock by a non-U.S. holder effected at a non-U.S. office of a broker that is a U.S. person or has certain relationships with the United States will generally be subject to information reporting, unless the beneficial owner certifies its status as a non-U.S. holder (generally by providing a properly executed applicable IRS Form W-8), or the broker has other documentary evidence in its files that the beneficial owner is a non-U.S. holder and certain other conditions are satisfied, or the beneficial owner otherwise establishes an exemption (and the broker has no knowledge or reason to know to the contrary). If the payment described in the preceding sentence is subject to information reporting, it will be subject to backup withholding if the broker has actual knowledge or reason to know that the payee is a U.S. person.
Backup withholding is not an additional tax but, rather, is credited against the actual U.S. federal income taxes owed by the non-U.S. holder. A non-U.S. holder may obtain a refund of any amounts withheld under the backup withholding rules which exceed the non-U.S. holder’s actual U.S. federal income tax liability, if any, provided that the non-U.S. holder makes the necessary filings with the IRS in a timely manner.
Foreign Account Tax Compliance Act
Under Sections 1471 through 1474 of the Code and the U.S. Treasury regulations promulgated thereunder (collectively, “FATCA”), a U.S. federal withholding tax of 30% generally will be imposed on certain payments made to a “foreign financial institution” (as specifically defined under these rules) unless such institution enters into an agreement with the U.S. tax authorities to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution or meets other exceptions. Under FATCA and administrative guidance, a U.S. federal withholding tax of 30% generally also will be imposed on certain payments made to a “non-financial foreign entity” (as specifically defined under these rules) unless such entity provides the withholding agent with a certification identifying its direct and indirect U.S. owners or meets other exceptions. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the U.S. governing these withholding and reporting requirements may be subject to different rules.
These withholding taxes would be imposed on dividends with respect to our common stock to foreign financial institutions or non-financial foreign entities (including in their capacity as agents or custodians for beneficial owners of our common stock) that fail to satisfy the above requirements. Prior to the issuance of proposed U.S. Treasury regulations, withholding taxes under FATCA also would have applied to gross proceeds from the disposition of our common stock. However, the proposed U.S. Treasury regulations provide that such gross proceeds are generally not subject to withholding taxes under FATCA. Taxpayers (including withholding agents) may currently rely on these proposed U.S. Treasury regulations until they are revoked or final U.S. Treasury regulations are issued.
Under certain circumstances, a non-U.S. holder might be eligible for refunds or credits of taxes withheld under the FATCA rules. Prospective non-U.S. holders should consult their tax advisors regarding the possible implications of FATCA on their investment in our common stock.

UNDERWRITING
RBC Capital Markets, LLC is acting as sole underwriter of the offering. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus supplement among us, the selling stockholder and the underwriter, the underwriter has agreed to purchase, and we and the selling stockholder have agreed to sell to the underwriter, at the price per share set forth on the cover of this prospectus supplement 9,692,089 shares of our common stock.
The underwriting agreement provides that the obligation of the underwriter to purchase the shares included in this offering is subject to approval of legal matters by counsel and to other conditions. The underwriter is obligated to purchase all the shares (other than those covered by the underwriter’s option to purchase additional shares described below) if it purchases any of the shares.
We and the selling stockholder have agreed to indemnify the underwriter and certain of its controlling persons against certain liabilities, including liabilities under the Securities Act, and to contribute to payments that the underwriter may be required to make in respect of those liabilities.
If the underwriter sells more shares than the total number set forth in the table above, we have granted to the underwriter an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to 1,453,813 additional shares at the price per share set forth on the cover of this prospectus supplement less the underwriting discount. Any shares issued or sold under the option will be issued and sold on the same terms and conditions as the other shares that are the subject of this offering.
The underwriter proposes to offer the shares of common stock offered hereby from time to time for sale in one or more transactions on the NYSE, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, subject to receipt of acceptance by it and subject to its right to reject any order in whole or in part. The underwriter may effect such transactions by selling the shares to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriter and/or purchasers of shares for whom it may act as agent or to whom it may sell as principal. The underwriter may change the offering price and the other selling terms. The difference between the price at which the underwriter purchases shares and the price at which the underwriter resells such shares may be deemed underwriting compensation.
We estimate that our out-of-pocket expenses for this offering will be approximately $1,000,000 (excluding underwriting discounts and commissions). We have also agreed to reimburse the underwriter for certain of its expenses in an amount up to $20,000, as set forth in the underwriting agreement.
We, the selling stockholder, our officers and directors and certain of our other stockholders have agreed that, for a period of 60 days from the date of this prospectus supplement, we and they will not, without the prior written consent of RBC Capital Markets, LLC, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of our common stock or securities convertible into or exchangeable or exercisable for any shares of our common stock, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of our common stock, whether any of these transactions are to be settled by delivery of our common stock or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, subject to certain exceptions. RBC Capital Markets, LLC, in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice.
Our common stock is listed and trade on the NYSE under the symbol “BKV.”
In connection with the offering, the underwriter may purchase and sell shares in the open market. Purchases and sales in the open market may include short sales, purchases to cover short positions, which may include purchases pursuant to the underwriter’s option to purchase additional shares, and stabilizing purchases.
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Short sales involve secondary market sales by the underwriter of a greater number of shares than it is obligated to purchase in the offering.

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“Covered” short sales are sales of shares in an amount up to the number of shares represented by the underwriter’s option to purchase additional shares.

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“Naked” short sales are sales of shares in an amount in excess of the number of shares represented by the underwriter’s option to purchase additional shares.

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Covering transactions involve purchases of shares either pursuant to the underwriter’s option to purchase additional shares or in the open market in order to cover short positions.

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To close a naked short position, the underwriter must purchase shares in the open market. A naked short position is more likely to be created if the underwriter is concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

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To close a covered short position, the underwriter must purchase shares in the open market or must exercise the option to purchase additional shares. In determining the source of shares to close the covered short position, the underwriter will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the underwriter’s option to purchase additional shares.

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Stabilizing transactions involve bids to purchase shares so long as the stabilizing bids do not exceed a specified maximum.

Purchases to cover short positions and stabilizing purchases, as well as other purchases by the underwriter for its own account, may have the effect of preventing or retarding a decline in the market price of the shares. They may also cause the price of the shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriter may conduct these transactions on the NYSE, in the over-the-counter market or otherwise. If the underwriter commences any of these transactions, it may discontinue them at any time.
Other Relationships
The underwriter and certain of its affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriter and certain of its affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for us and certain of our affiliates, for which they received, or may in the future receive, customary fees and reimbursement of expenses.
In the ordinary course of their various business activities, the underwriter and certain of its affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans and/or credit default swaps) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and/or instruments of the issuer or its affiliates. If the underwriter or its affiliates have a lending relationship with us, the underwriter or its affiliates may hedge their credit exposure to us consistent with their customary risk management policies. Typically, the underwriter and its affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities or the securities of our affiliates, including potentially the shares of common stock offered hereby. Any such credit default swaps or short positions could adversely affect future trading prices of the shares of common stock offered hereby. The underwriter and its affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.
Selling Restrictions
The securities offered hereby may not be offered or sold, directly or indirectly, nor may this prospectus supplement, the accompanying prospectuses or any other offering material or advertisements in connection with this offering be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement or the accompanying prospectuses comes are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this prospectus supplement and the accompanying prospectuses. This prospectus supplement and the accompanying prospectuses do not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction in which such an offer, sale or solicitation is not permitted.
Notice to Prospective Investors in Canada
The common stock may be sold only to purchasers purchasing, or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), and are permitted clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations. Any resale of the common stock must be made in accordance with an exemption from, or in a transaction not subject to, the prospectus requirements of applicable securities laws.
Securities legislation in certain provinces or territories of Canada may provide a purchaser with remedies for rescission or damages if this prospectus (including any amendment thereto) contains a misrepresentation, provided that the remedies for rescission or damages are exercised by the purchaser within the time limit prescribed by the securities legislation of the purchaser’s province or territory. The purchaser should refer to any applicable provisions of the securities legislation of the purchaser’s province or territory for particulars of these rights or consult with a legal advisor.
Pursuant to section 3A.3 (or, in the case of securities issued or guaranteed by the government of a non-Canadian jurisdiction, section 3A.4) of National Instrument 33-105 Underwriting Conflicts, or NI 33-105, the underwriter is not required to comply with the disclosure requirements of NI 33-105 regarding underwriter conflicts of interest in connection with this offering.
Notice to Prospective Investors in the European Economic Area
In relation to each Member State of the European Economic Area (each an “EEA State”), no common stock has been offered or will be offered pursuant to the offering to the public in that EEA State prior to the publication of a prospectus in relation to the common stock which has been approved by the competent authority in that EEA State or, where appropriate, approved in another EEA State and notified to the competent authority in that EEA State, all in accordance with the EU Prospectus Regulation, except that it may make an offer to the public in that EEA State of any shares of common stock at any time under the following exemptions under the EU Prospectus Regulation:
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to any legal entity which is a qualified investor as defined under the EU Prospectus Regulation;

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to fewer than 150 natural or legal persons (other than qualified investors as defined under the EU Prospectus Regulation), subject to obtaining the prior consent of RBC Capital Markets, LLC for any such offer; or

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in any other circumstances falling within Article 1(4) of the EU Prospectus Regulation,

provided that no such offer of the common stock shall require the Issuer or any underwriter to publish a prospectus pursuant to Article 3 of the EU Prospectus Regulation or supplement a prospectus pursuant to Article 23 of the EU Prospectus Regulation.
For the purposes of this provision, the expression an “offer to the public” in relation to the common stock in any EEA State means the communication in any form and by any means of sufficient information on the terms of the offer and any shares of common stock to be offered so as to enable an investor to decide to purchase or subscribe for any shares of common stock, and the expression “EU Prospectus Regulation” means Regulation (EU) 2017/1129.
Notice to Prospective Investors in the United Kingdom
In relation to the United Kingdom, no shares of common stock have been offered or will be offered pursuant to the offering to the public in the United Kingdom prior to the publication of a prospectus in relation to the common stock which has been approved by the Financial Conduct Authority in accordance with the transitional provision in Regulation 74 of the Prospectus (Amendment etc.) (EU Exit) Regulations 2019, except that it may make an offer to the public in the United Kingdom of any shares of common stock at any time under the following exemptions under the UK Prospectus Regulation:
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to any legal entity which is a qualified investor as defined under the UK Prospectus Regulation;

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to fewer than 150 natural or legal persons (other than qualified investors as defined under the UK Prospectus Regulation), subject to obtaining the prior consent of the representatives for any such offer; or

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in any other circumstances falling within Section 86 of the Financial Services and Markets Act 2000 (the “FSMA”),

provided that no such offer of the common stock shall require the Issuer or any underwriter to publish a prospectus pursuant to Section 85 of the FSMA or supplement a prospectus pursuant to Article 23 of the UK Prospectus Regulation.
In the United Kingdom, the offering is only addressed to, and is directed only at, “qualified investors” within the meaning of Article 2(e) of the UK Prospectus Regulation, who are also (i) persons having professional experience in matters relating to investments who fall within the definition of “investment professionals” in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”); (ii) high net worth bodies corporate, unincorporated associations and partnerships and trustees of high value trusts as described in Article 49(2) of the Order; or (iii) persons to whom it may otherwise lawfully be communicated (all such persons being referred to as “relevant persons”). This document must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this document relates is available only to relevant persons and will be engaged in only with relevant persons.
For the purposes of this provision, the expression an “offer to the public” in relation to the common stock in the United Kingdom means the communication in any form and by any means of sufficient information on the terms of the offering and any shares of common stock to be offered so as to enable an investor to decide to purchase or subscribe for any shares of common stock, and the expression “UK Prospectus Regulation” means the UK version of Regulation (EU) No 2017/1129 as amended by The Prospectus (Amendment etc.) (EU Exit) Regulations 2019, which is part of UK law by virtue of the European Union (Withdrawal) Act 2018.
Notice to Prospective Investors in the Dubai International Financial Centre
This prospectus relates to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority (the “DFSA”). This prospectus is intended for distribution only to persons of a type specified in the Offered Securities Rules of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The DFSA has not approved this prospectus nor taken steps to verify the information set forth herein and has no responsibility for the prospectus. The securities to which this prospectus relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the securities offered should conduct their own due diligence on the securities. If you do not understand the contents of this prospectus you should consult an authorized financial advisor.
Notice to Prospective Investors in Australia
No placement document, prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission, in relation to the offering. This prospectus does not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001 (the “Corporations Act”), and does not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act.
Any offer in Australia of the securities may only be made to persons (the “Exempt Investors”) who are “sophisticated investors” (within the meaning of section 708(8) of the Corporations Act), “professional investors” (within the meaning of section 708(11) of the Corporations Act) or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the securities without disclosure to investors under Chapter 6D of the Corporations Act.
The securities applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of 12 months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring securities must observe such Australian on-sale restrictions. This prospectus contains general information only and does not take account of the investment objectives, financial situation or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this prospectus is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.
Notice to Prospective Investors in Switzerland
The common stock may not be publicly offered, directly or indirectly, in Switzerland within the meaning of the Swiss Financial Services Act (the “FinSA”) and no application has or will be made to admit the common stock to trading on any trading venue (exchange or multilateral trading facility) in Switzerland. Neither this prospectus nor any other offering or marketing material relating to the common stock constitutes a prospectus pursuant to the FinSA, and neither this prospectus nor any other offering or marketing material relating to the common stock may be publicly distributed or otherwise made publicly available in Switzerland.
Notice to Prospective Investors in Hong Kong
The common stock may not be offered or sold in Hong Kong by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong) and no advertisement, invitation or document relating to the common stock may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to common stock which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.
Notice to Prospective Investors in Singapore
This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the common stock may not be circulated or distributed, nor may the common stock be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person pursuant to Section 275(1), or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA, in each case subject to compliance with conditions set forth in the SFA.
Solely for the purposes of its obligations pursuant to sections 309B(1)(a) and 309B(1)(c) of the SFA and the Securities and Futures (Capital Markets Products) Regulations 2018 of Singapore (the “CMP Regulations 2018”), the Issuer has determined, and hereby notifies all relevant persons (as defined in Section 309A of the SFA) that the shares of common stock are (A) prescribed capital markets products (as defined in the CMP Regulations 2018) and (B) Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).
Notice to Prospective Investors in Thailand
This prospectus does not, and is not intended to, constitute a public offering in Thailand. The common stock may not be offered or sold to persons in Thailand, unless such offering is made under the exemptions from approval and filing requirements under applicable laws, or under circumstances which do not constitute an offer for sale of the common stock to the public for the purposes of the Securities and Exchange Act of 1992 of Thailand, nor require approval from the Office of the Securities and Exchange Commission of Thailand.
Where the shares of common stock are subscribed or purchased under Section 275 of the SFA by a relevant person which is:
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a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

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a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor,

shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust will not be transferred within six months after that corporation or that trust has acquired the shares pursuant to an offer made under Section 275 of the SFA except:
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to an institutional investor (for corporations, under Section 274 of the SFA) or to a relevant person defined in Section 275(2) of the SFA, or to any person pursuant to an offer that is made on terms that such shares, debentures and units of shares and debentures of that corporation or such rights and interest in that trust are acquired at a consideration of not less than S$200,000 (or its equivalent in a foreign currency) for each transaction, whether such amount is to be paid for in cash or by exchange of securities or other assets, and further for corporations, in accordance with the conditions specified in Section 275 of the SFA;

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where no consideration is or will be given for the transfer; or

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where the transfer is by operation of law.

Notice to Prospective Investors in Japan
Shares of our common stock have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (Law No. 25 of 1948, as amended) and, accordingly, will not be offered or sold, directly or indirectly, in Japan, or for the benefit of any Japanese Person or to others for re-offering or resale, directly or indirectly, in Japan or to any Japanese Person, except in compliance with all applicable laws, regulations and ministerial guidelines promulgated by relevant Japanese governmental or regulatory authorities in effect at the relevant time. For the purposes of this paragraph, “Japanese Person” shall mean any person resident in Japan, including any corporation or other entity organized under the laws of Japan.
Notice to Prospective Investors in Qatar
The shares of our common stock described in this prospectus have not been, and will not be, offered, sold or delivered, at any time, directly or indirectly in the State of Qatar in a manner that would constitute a public offering. This prospectus has not been, and will not be, registered with or approved by the Qatar Financial Markets Authority or Qatar Central Bank and may not be publicly distributed. This prospectus is intended for the original recipient only and must not be provided to any other person. It is not for general circulation in the State of Qatar and may not be reproduced or used for any other purpose.

LEGAL MATTERS
The validity of the common stock offered hereby and certain other legal matters in connection with this offering will be passed upon for us by Baker Botts L.L.P., Dallas, Texas. Certain legal matters in connection with this offering will be passed upon for the selling stockholder by Kirkland & Ellis LLP, Houston, Texas. Certain legal matters in connection with this offering will be passed upon for the underwriter by Latham & Watkins LLP, Houston, Texas. Baker Botts L.L.P. has from time to time represented and may continue to represent BKV and some of its affiliates in connection with various legal matters.
EXPERTS
The financial statements incorporated in this prospectus by reference to BKV Corporation’s Annual Report on Form 10-K for the year ended December 31, 2025 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The consolidated financial statements of Bedrock Energy Partners, LLC as of and for the year ended December 31, 2024, incorporated by reference in this prospectus have been so incorporated in reliance on the report of BDO USA, P.C., independent auditors, given on the authority of said firm as experts in auding and accounting.
The information incorporated by reference in this prospectus and the registration statements regarding estimated quantities of proved reserves of BKV and its subsidiaries, the future net revenues from those reserves and their present value as of December 31, 2025 is based on the reserve reports prepared by Ryder Scott Company, L.P., BKV’s independent petroleum engineers given the authority of such firm as an expert in these matters.
The information incorporated by reference herein regarding estimated quantities of proved reserves of Bedrock Production, LLC and related future net cash flows related to those reserves as of December 31, 2024 is based upon a reserve report prepared by independent petroleum engineers, Cawley, Gillespie & Associates, Inc. Such estimates have been so incorporated in reliance on the authority of such firm as an expert in such matters.

PROSPECTUS
BKV CORPORATION
Up to 5,233,957 Shares of Common Stock Offered by the Selling Stockholder
This prospectus relates to the offering and resale by the selling stockholder named in the “Selling Stockholder” section of this prospectus of up to 5,233,957 shares of our common stock, par value $0.01 (the “common stock”), from time to time in amounts, at prices and on terms that will be determined at the time of any such offering. We are registering the offer and sale of the shares of the common stock owned by the selling stockholder to satisfy registration rights we have granted to the selling stockholder pursuant to the registration rights agreement, dated as of September 29, 2025 (the “Registration Rights Agreement”). We have agreed to bear all of the expenses incurred in connection with the registration of the common stock covered by this prospectus. The selling stockholder will pay or assume brokerage discounts and commissions and similar charges, if any, incurred in the sale of the common stock sold by them. We are not selling any common stock under this prospectus, and we will not receive any proceeds from the offer or sale of any common stock by the selling stockholder pursuant to this prospectus. See “Selling Stockholder” for a more detailed discussion about the selling stockholder.
Each time the selling stockholder sells common stock pursuant to this prospectus, we will provide a prospectus supplement and attach it to this prospectus. The applicable prospectus supplement will also describe the specific manner in which the selling stockholder will offer the common stock and may also supplement, update or amend information contained in this prospectus. The selling stockholder may offer and sell the common stock to or through one or more underwriters, dealers or agents, or directly to purchasers, on a continuous or delayed basis. The price at which the selling stockholder may sell the common stock will be determined by the prevailing market for the common stock or in negotiated transactions that may be at prices other than prevailing market prices. See “Plan of Distribution” elsewhere in this prospectus for more information about how the selling stockholder may sell or otherwise dispose of the common stock. Our registration of the common stock does not mean that the selling stockholder will offer or sell any shares of common stock. The names of any underwriters, dealers or agents and the terms of the arrangements with such entities will be stated in the applicable prospectus supplement.
You should carefully read this prospectus and any supplement, as well as the documents incorporated by reference herein or therein, before you invest. No person may use this prospectus to offer and sell the common stock unless a prospectus supplement accompanies this prospectus.
Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “BKV”. On December 22, 2025, the last reported sale price of our common stock on NYSE was $27.04 per share. Our principal executive office is located at 1200 17th Street, Suite 2100, Denver, Colorado 80202, and our telephone number is (720) 375-9680.
Investing in our common stock involves risks. You should carefully review and consider the risks and uncertainties described under the heading “Risk Factors” contained on page 3 herein and in any applicable prospectus supplement and the documents incorporated or deemed incorporated by reference in this prospectus or in any applicable prospectus supplement before investing in our common stock.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this prospectus is December 23, 2025

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ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement on Form S-3 that we filed with the Securities and Exchange Commission (“SEC”) utilizing a “shelf” registration process. Under this shelf registration process, the selling stockholder named herein may offer and sell from time to time, in one or more offerings, shares of common stock as described in this prospectus.
This prospectus provides you with a general description of the common stock the selling stockholder may offer. Each time any selling stockholder offers common stock pursuant to this prospectus, we will provide a prospectus supplement and attach it to this prospectus. We may also provide you with a free writing prospectus that contains information about the offering. To the extent required by law, such prospectus supplement or free writing prospectus will contain more specific information about the terms of that offering and the common stock being offered. Any prospectus supplement and any free writing prospectus may add to, update, supplement, change or clarify information contained in this prospectus. Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a prospectus supplement or free writing prospectus prepared by us. If the information in this prospectus is inconsistent with a prospectus supplement or free writing prospectus, you should rely on the information in the prospectus supplement or free writing prospectus.
You should rely only on the information we have provided or incorporated by reference in this prospectus, any applicable prospectus supplement or any free-writing prospectus filed by us with the SEC and any information about the terms of the common stock offered conveyed to you by us, our underwriters or our agents. Neither we nor the selling stockholder have authorized any person, including any salesman or broker, to provide you with different information. If anyone provides you with different or additional information, you should not rely on it. We and the selling stockholder take no responsibility for, and provide no assurance as to the reliability of, any other information that others may give you. You should assume that the information in this prospectus, any applicable prospectus supplement and any free-writing prospectus is accurate only as of the date on its cover page and that any information we have incorporated by reference is accurate only as of the date of the document incorporated by reference. Our business, financial condition, results of operations and prospects may have changed since such dates.
We further note that the representations, warranties and covenants made by us in any agreement that is filed as an exhibit to any document that is incorporated by reference in this prospectus were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements, and should not be deemed to be a representation, warranty or covenant to you. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of our affairs.
The selling stockholder will not make an offer of the common stock in any jurisdiction where the offer or sale is not permitted. This prospectus does not constitute, and may not be used in connection with, an offer or solicitation by anyone in any jurisdiction in which the offer or solicitation is not authorized, or in which the person making the offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make the offer or solicitation.
You should carefully read this prospectus, any accompanying prospectus supplement or free writing prospectus and the information that is incorporated or deemed incorporated by reference in this prospectus. See “Documents Incorporated by Reference into This Prospectus.”
In this prospectus, “BKV,” “we,” “us,” “our,” and the “Company” refer to BKV Corporation and its consolidated subsidiaries, unless otherwise indicated or the context otherwise requires.
WHERE YOU CAN FIND MORE INFORMATION
We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a result, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at http://www.sec.gov, as well as on our website at www.bkv.com. However, information contained on or accessible through our website is not intended to be incorporated by reference in this prospectus and you

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should not consider that information a part of this prospectus, other than the documents expressly incorporated by reference or deemed incorporated by reference into this prospectus.
This prospectus is part of a registration statement that we filed with the SEC relating to the common stock the selling stockholder may offer. As permitted by the SEC rules, this prospectus does not contain all of the information we included in the registration statement. You may refer to the registration statement and the accompanying exhibits for more information about us and the common stock. Whenever a reference is made in this prospectus to a contract or other document of ours, the reference is only a summary and you should refer to the exhibits that are a part of the registration statement or otherwise filed with the SEC for a copy or more complete understanding of the document. You may review a copy of the registration statement through the SEC’s website.
DOCUMENTS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS
The SEC allows information to be “incorporated by reference” into this prospectus, which means that important information can be disclosed to you by referring you to another document filed separately by us with the SEC. The information incorporated by reference is deemed to be part of this prospectus, except for any information superseded by information in this prospectus. The information incorporated by reference is an important part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made by us with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this prospectus and prior to the termination of the offering or offerings to which this prospectus relates are completed (other than documents or information deemed to have been furnished and not filed in accordance with SEC rules):
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our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 31, 2025, including those sections incorporated therein by reference from our Definitive Proxy Statement on Schedule 14A filed with the SEC on April 28, 2025;

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our Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2025 filed with the SEC on May 9, 2025, for the fiscal quarter ended June 30, 2025 filed with the SEC on August 12, 2025 and for the fiscal quarter ended September 30, 2025 filed with the SEC on November 10, 2025;

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our Current Reports on Form 8-K filed with the SEC on February 3, 2025, May 8, 2025, June 20, 2025, August 12, 2025, September 22, 2025, October 1, 2025, October 29, 2025, November 17, 2025, December 3, 2025 and December 18, 2025; and

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the description of our common stock contained in our registration statement on Form 8-A filed with the SEC on September 25, 2024, as updated by the description of our securities contained in Exhibit 4.1 to the Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 31, 2025.

Documents incorporated by reference are available from us without charge, excluding exhibits to those documents unless the exhibit has been specifically incorporated by reference in the documents. You may obtain without charge a copy of documents that are incorporated by reference in this prospectus by requesting them in writing or by telephone at the following address:
BKV Corporation
1200 17th Street, Suite 2100
Denver, Colorado
(720) 375-9680

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OUR COMPANY
BKV is a forward thinking, growth driven energy company focused on creating value for our stockholders through the organic development of our properties as well as accretive acquisitions. Our core business is to produce natural gas from our owned and operated upstream businesses, which are supported by our four business lines: natural gas production; natural gas gathering, processing and transportation (our “natural gas midstream business”); power generation; and carbon capture, utilization and sequestration (“CCUS”). We expect our owned and operated upstream and natural gas midstream businesses to achieve net zero Scope 1 and Scope 2 emissions by the early 2030s, and net zero Scope 1, 2, and 3 emissions by the late 2030s. We maintain a “closed-loop” approach to our net zero emissions goal through the operation of our four business lines. We are committed to vertically integrating portions of our business to reduce costs and improve overall commercial optimization of the full value chain. Our strategy is to create value for our stockholders by managing and growing our integrated asset base and focusing on our net zero objectives.
We were incorporated in the State of Delaware in May 2020. We completed our initial public offering on September 27, 2024. Shares of our common stock trade on NYSE under the ticker symbol “BKV”.
The Company’s principal executive offices are located at 1200 17th Street, Suite 2100, Denver, Colorado 80202, and the Company’s telephone number is (720) 375-9680. We maintain a website at www.BKV.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments thereto, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. Information on our Investor page and on or available through our website is not part of this prospectus or any of our other securities filings unless specifically incorporated or deemed incorporated herein by reference.
RISK FACTORS
An investment in our common stock involves risks. Before making a decision whether to invest in our common stock, you should consider the risks described under “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K and any subsequently filed periodic and current reports that are incorporated by reference in this prospectus, and those risk factors that may be included in any applicable prospectus supplement. These risks are not the only risks that we face. This prospectus also contains forward-looking statements that involve risks and uncertainties. Please read “Cautionary Statement Regarding Forward-Looking Statements.” Our actual results could differ materially from those anticipated in the forward-looking statements as a result of certain factors, including the risks described elsewhere in this prospectus or any prospectus supplement and in the documents incorporated by reference in this prospectus or any prospectus supplement. If any of these risks occur, our business, financial condition or results of operations could be adversely affected. In that case, the trading price of our common stock could decline, and you could lose all or part of your investment.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This prospectus, any accompanying prospectus supplement or free writing prospectus and the information incorporated by reference herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact contained in this prospectus, regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management and dividend policy, are forward-looking statements. When used in this prospectus, words such as “expect,” “project,” “estimate,” “believe,” “anticipate,” “intend,” “budget,” “plan,” “seek,” “envision,” “forecast,” “target,” “predict,” “may,” “should,” “would,” “could,” “will,” the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements include, but are not limited to, statements about the consummation and timing of the proposed transaction to acquire one-half of the limited liability company interests of BKV-BPP Power, LLC from Banpu Power US Corporation, which is expected to close in the first quarter of 2026 (the “BPPUS BKV-BPP Power Joint Venture Transaction), the anticipated benefits, opportunities and results with respect to the BKV-BPP Power Joint Venture Transaction and the Bedrock acquisition (as defined below), including any expected value creation from the BKV-BPP Power Joint Venture

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Transaction or the Bedrock acquisition, and any reserves additions, midstream opportunities and other anticipated impacts from the Bedrock acquisition, anticipated efficiencies, power plant reliability and strategic growth and power purchase agreement opportunities relating to the BKV-BPP Power Joint Venture and the BKV-BPP Power Joint Venture Transaction, as well as guidance, projected or forecasted financial and operating results, future liquidity, leverage, results in certain basins, objectives, project timing, expectations and intentions, regulatory and governmental actions and other statements that are not historical facts. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.
Forward-looking statements contained in this prospectus include, but are not limited to, statements about:
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our business strategy;

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our reserves;

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our financial strategy, liquidity and capital required for our development programs;

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our relationship with our sponsor, Banpu Public Company Limited (“Banpu”), and its affiliates, including future agreements with Banpu;

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actual and potential conflicts of interest relating to Banpu, its affiliates and other entities in which members of our officers and directors are or may become involved;

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volatility in natural gas, natural gas liquids (“NGL”) and oil prices;

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our dividend policy;

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our drilling plans and the timing and amount of future production of natural gas, NGL and oil;

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our hedging strategy and results;

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competition and government regulation;

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changes in trade regulation, including tariffs and other market factors;

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legal, regulatory or environmental matters;

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marketing of natural gas, NGL and oil;

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business or leasehold acquisitions and integration of acquired businesses, including the Bedrock acquisition, with our business;

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our ability to develop existing prospects;

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costs of developing our properties and of conducting our operations;

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our plans to establish midstream contracts that allow us to supply our own natural gas directly to our combined gas turbine and steam turbine power plants located in Temple, Texas;

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our plan to continue to build out our power generation business and to expand into retail power;

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our ability to develop, produce and sell carbon sequestered gas;

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our ability to effectively operate and grow our CCUS business;

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our ability to forecast annual carbon dioxide equivalent sequestration rates for our CCUS projects;

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our ability to reach final investment decision and execute and complete any of our pipeline of identified CCUS projects;

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our ability to identify and complete additional CCUS projects as we expand our upstream operations;

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our ability to effectively operate and grow our retail power business;

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our anticipated Scope 1, 2 and 3 emissions from our owned and operated upstream and natural gas midstream businesses and our sustainability plans and goals, including our plans to offset our Scope 1, 2 and 3 emissions from our owned and operated upstream and natural gas midstream businesses;

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our environmental, social and governance (“ESG”) strategy and initiatives, including those relating to the generation and marketing of environmental attributes or new products seeking to benefit from ESG-related activities, and the continuation of government tax incentives applicable thereto;

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the impact of regional epidemics or pandemics and its effects on our business and financial condition;

•
general economic conditions;

•
cost inflation;

•
credit markets;

•
our ability to service our indebtedness;

•
our ability to expand our business, including through the recruitment and retention of skilled personnel;

•
our future operating results;

•
the remediation of our material weakness;

•
the Bedrock acquisition and the anticipated benefits thereof;

•
the BKV-BPP Power Joint Venture Transaction and the anticipated timing and benefits thereof;

•
the impact of the One Big Beautiful Bill Act of 2025; and

•
our plans, objectives, expectations and intentions.

Although we believe our estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this prospectus, any accompanying prospectus supplement and the information incorporated by reference herein are not guarantees of future performance, and we cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. For a discussion of risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see our most recent Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K, particularly under the heading “Risk Factors.” All forward-looking statements speak only as of the date of this prospectus, the date of any accompanying prospectus supplement or the date of the information incorporated by reference herein, as applicable.
Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this prospectus.
All forward-looking statements, expressed or implied, included in this prospectus are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. We urge you to carefully review and consider the disclosures made in this prospectus and our reports filed with the SEC and incorporated by reference herein that attempt to advise interested parties of the risks and factors that may affect our business. Please read “Where You Can Find More Information.”
USE OF PROCEEDS
We are not selling any common stock under this prospectus. The selling stockholder may offer and sell up to an aggregate of 5,233,957 shares of common stock under this prospectus. See the section titled, “Selling Stockholder.” Accordingly, we will not receive any proceeds from the sales of common stock sold by the selling stockholder.

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SELLING STOCKHOLDER
This prospectus covers the offering for resale of up to an aggregate of 5,233,957 shares of common stock that may be offered and sold from time to time under this prospectus by the selling stockholder identified in the table below, subject to any appropriate adjustment as a result of any stock dividend, stock split or distribution, or in connection with a combination of shares, and any security into which such shares of common stock shall have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, exchange, distribution or otherwise.
In connection with the acquisition of 100% of the equity interests of Bedrock Production, LLC, a Texas limited liability company, from the selling stockholder on September 29, 2025 (the “Bedrock acquisition”), we entered into the Registration Rights Agreement with the selling stockholder pursuant to which we agreed to prepare and file a registration statement to permit the resale of certain shares of common stock held by the selling stockholder from time to time as permitted by Rule 415 promulgated under the Securities Act and to use all reasonable efforts to cause the registration statement to remain effective during the period such registration statement is required to be kept effective, and to be supplemented and amended to the extent necessary to ensure that the registration statement is available or, if not available, that another registration statement is available, for the resale of all such shares of common stock held by the selling stockholder until all such shares have ceased to be Registrable Securities (as defined in the Registration Rights Agreement).
Furthermore, under the Registration Rights Agreement, the selling stockholder has demand rights and piggyback registration rights with respect to certain other underwritten offerings conducted by us for our own account or the account of our other stockholders. The Registration Rights Agreement contains customary indemnification and contribution obligations of ours for the benefit of the selling stockholder and vice versa, subject to certain qualifications and exceptions.
Information about the selling stockholder may change over time. As used in this prospectus, “selling stockholder” includes the donees, transferees, assignees, successors, heirs, executors, administrators, legal representatives, pledgees and others who may later hold the selling stockholder’s interests.
We have prepared the table below and the related notes based on information supplied to us by the selling stockholder and such information is as of November 13, 2025. We have not sought to verify such information. We believe, based on information supplied by the selling stockholder, that except as may otherwise be indicated in the footnotes to the table below, the selling stockholder has sole voting and dispositive power with respect to the shares of common stock reported as beneficially owned by it. Because the selling stockholder identified in the table may sell some or all of the shares of common stock owned by it which are included in this prospectus, and because there are currently no agreements, arrangements or understandings with respect to the sale of any of the shares of common stock, no estimate can be given as to the number of the shares of common stock available for resale hereby that will be held by the selling stockholder upon termination of this offering.
In addition, the selling stockholder may have sold, transferred or otherwise disposed of, or may sell, transfer or otherwise dispose of, at any time and from time to time, the shares of common stock it holds in transactions exempt from the registration requirements of the Securities Act after the date on which the selling stockholder provided the information set forth on the table below or pursuant to another effective registration statement covering those shares. We have, therefore, assumed for the purposes of the following table, that the selling stockholder will sell all of the shares of common stock beneficially owned by it that are covered by this prospectus. The selling stockholder is not obligated to sell any of the shares of common stock offered by this prospectus. The percent of beneficial ownership for the selling stockholder is based on 96,871,868 shares of common stock outstanding as of December 4, 2025.

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	Shares of Common Stock Beneficially Owned Prior to the Offering(1)		Shares of Common Stock Offered Hereby	Shares of common stock Beneficially Owned After Completion of the Offering
Selling Stockholder	Number	Percentage		Number	Percentage
Bedrock Energy Partners, LLC (“BEP”)(2)	5,233,957	5.40%	5,233,957	—	—

(1)
The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

(2)
Consists of shares of common stock held directly by BEP, a Delaware limited liability company and an indirect wholly owned subsidiary of Mountain Capital Management, LLC, a Delaware limited liability company (“MCM”). MCM holds voting and dispositive power with respect to the common stock held by BEP and therefore may be deemed to be the beneficial owner of such common stock. The principal address for BEP is 811 Louisiana Street, Suite 2600, Houston, Texas 77002.

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DESCRIPTION OF CAPITAL STOCK
General
Pursuant to our Second Amended and Restated Certificate of Incorporation (the “certificate of incorporation”), our authorized capital stock consists of:
•
500,000,000 shares of common stock, $0.01 par value per share, and

•
80,000,000 shares of preferred stock, $0.01 par value per share.

As of December 4, 2025, there were 96,871,868 shares of common stock issued and outstanding and no preferred stock issued and outstanding.
Common Stock
The following description of our common stock is a summary and does not purport to be complete. It is subject to and qualified in its entirety by reference to our certificate of incorporation and our Second Amended and Restated Bylaws (the “bylaws”), each of which are included as exhibits to the registration statement of which this prospectus forms a part, and to the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”).
Voting Rights
Holders of shares of our common stock are entitled to one vote for each share held of record on all matters on which stockholders are entitled to vote generally, including the election or removal of directors elected by our stockholders generally. Holders of our common stock do not have cumulative voting rights in the election of directors. Subject to certain nomination rights of Banpu North America Corporation (“BNAC”) under the Stockholders’ Agreement we entered into on September 27, 2024 (the “Stockholders’ Agreement”), which is filed as an exhibit to our most recent Annual Report on Form 10-K, holders of our common stock are entitled to elect all directors to our board of directors.
Dividend Rights
Holders of shares of our common stock are entitled to receive dividends when, as and if declared by our board of directors out of funds legally available therefor, subject to any statutory or contractual restrictions on the payment of dividends and to any restrictions on the payment of dividends imposed by the terms of any outstanding preferred stock.
Liquidation, Dissolution and Winding-Up Rights
Upon our liquidation, dissolution or winding up and after payment in full of all amounts required to be paid to creditors and to the holders of preferred stock having liquidation preferences, if any, the holders of shares of our common stock will be entitled to receive pro rata our remaining assets available for distribution.
Other Rights
All outstanding shares of our common stock are fully paid and non-assessable. Our common stock is not subject to further calls or assessments by us. Holders of shares of our common stock do not have preemptive, subscription, redemption or conversion rights. There are no redemption or sinking fund provisions applicable to our common stock. The rights powers, preferences and privileges of our common stock are subject to those of the holders of any shares of our preferred stock or any other series or class of stock we may authorize and issue in the future.
Preferred Stock
Our certificate of incorporation authorizes our board of directors to establish one or more series of preferred stock (including convertible preferred stock). Unless required by law or any stock exchange, the

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authorized shares of preferred stock are available for issuance without further action by the holders of our common stock. Our board of directors is able to determine, with respect to any series of preferred stock, the powers (including voting powers), preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, including, without limitation:
•
the designation of the series;

•
the number of shares of the series, which our board of directors may, except where otherwise provided in the preferred stock designation, increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares then outstanding);

•
whether dividends, if any, will be cumulative or non-cumulative and the dividend rate of the series;

•
the dates at which dividends, if any, will be payable;

•
the redemption or repurchase rights and price or prices, if any, for shares of the series;

•
the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series;

•
the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding-up of our affairs;

•
whether the shares of the series will be convertible into shares of any other class or series, or any other security, of us or any other entity, and, if so, the specification of the other class or series or other security, the conversion price or prices or rate or rates, any rate adjustments, the date or dates as of which the shares will be convertible and all other terms and conditions upon which the conversion may be made;

•
restrictions on the issuance of shares of the same series or of any other class or series; and

•
the voting rights, if any, of the holders of the series.

Transfer Agent and Registrar
The transfer agent and registrar for our common stock is Broadridge Corporate Issuer Solutions, Inc. The transfer agent and registrar’s address is 51 Mercedes Way, Edgewood, New York 11717.
Listing
Shares of our common stock are listed on the NYSE under the symbol “BKV.”
Anti-Takeover Provisions
Our governing documents and the DGCL contain provisions, which are summarized in the following paragraphs, that are intended to enhance the likelihood of continuity and stability in the composition of our board of directors. These provisions are intended to avoid costly takeover battles, reduce our vulnerability to a hostile or abusive change of control and enhance the ability of our board of directors to maximize stockholder value in connection with any unsolicited offer to acquire us. However, these provisions may have an anti-takeover effect and may delay, deter or prevent a merger or acquisition of the Company by means of a tender offer, a proxy contest or other takeover attempt that a stockholder might consider in its best interest, including those attempts that might result in a premium over the prevailing market price for the shares of common stock held by stockholders.
Classified Board of Directors
Our certificate of incorporation provides that our board of directors is divided into three classes of directors, with each class to be as equal in number as possible, and with the directors serving staggered three-year terms. As a result, approximately one-third of our board of directors will be elected each year. The classification of directors has the effect of making it more difficult for stockholders to change the composition of our board of directors. Our certificate of incorporation provides that, subject to any rights of holders

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of preferred stock to elect additional directors under specified circumstances, the total number of directors will be determined from time to time by the affirmative vote of a majority of the total number of directors then in office.
Delaware Law
We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. Section 203 of the DGCL provides that, subject to exceptions specified therein, an “interested stockholder” of a Delaware corporation shall not engage in any “business combination,” including general mergers or consolidations or acquisitions of additional shares of the corporation, with the corporation for a three-year period following the time that such stockholder becomes an interested stockholder unless:
•
prior to such time, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction that resulted in the stockholder becoming an “interested stockholder,” the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding specified shares); or

•
at or subsequent to such time, the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2∕3% of the outstanding voting stock not owned by the interested stockholder.

Under Section 203 of the DGCL, the restrictions described above also do not apply to specified business combinations proposed by an interested stockholder following the announcement or notification of one of specified transactions involving the corporation and a person who had not been an interested stockholder during the previous three years or who became an interested stockholder with the approval of a majority of the corporation’s directors, if such transaction is approved or not opposed by a majority of the directors who were directors prior to any person becoming an interested stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors.
Except as otherwise specified in Section 203 of the DGCL, an “interested stockholder” is defined to include:
•
any person that is the owner of 15% or more of the outstanding voting stock of the corporation, or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the date of determination; and

•
the affiliates and associates of any such person.

Under some circumstances, Section 203 of the DGCL makes it more difficult for a person who is an interested stockholder to effect various business combinations with us for a three-year period following the time such stockholder became an interested stockholder.
A Delaware corporation may “opt out” of Section 203 of the DGCL with an express provision in its original certificate of incorporation or an express provision in its certificate of incorporation or bylaws resulting from amendments approved by the holders of at least a majority of the corporation’s outstanding voting shares. We have not elected to “opt out” of the provisions of Section 203 of the DGCL. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.
Removal of Directors; Vacancies and Newly Created Directorships
Under the DGCL, unless otherwise provided in our certificate of incorporation, directors serving on a classified board may be removed by the stockholders only for cause. Our certificate of incorporation provides that directors may be removed only for cause and only by the affirmative vote of the holders of at least 60% in voting power of all the then-outstanding shares of our stock entitled to vote generally in the election

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of directors, voting together as a single class. In addition, our certificate of incorporation provides that, subject to the rights granted to the holders of one or more series of preferred stock then outstanding or the rights granted under our Stockholders’ Agreement, any vacancies on our board of directors, and any newly created directorships, will be filled by an appointment made by a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders.
Special Stockholder Meetings
Our certificate of incorporation provides that, subject to the rights of the holders of any series of preferred stock, special meetings of our stockholders may be called at any time only by or at the direction of our board of directors by the affirmative vote of a majority of the total number of directors then in office, the chairman of our board of directors or our Chief Executive Officer, and may not be called by any other person or persons. Our bylaws prohibit the conduct of any business at a special meeting other than as specified in the notice for such meeting. These provisions may have the effect of deterring, delaying or discouraging hostile takeovers, or changes in control or management of the Company.
Director Nominations and Stockholder Proposals
Our bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the board of directors or a committee of the board of directors, as well as certain requirements regarding the form and content of a shareholder’s notice for any such proposal. In order for any matter to be “properly brought” before a meeting, any such proposals will have to comply with these advance notice, form and content requirements.
Stockholder Action by Written Consent
Under the DGCL, any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of our stock entitled to vote thereon were present and voted, unless our certificate of incorporation provides otherwise. Our certificate of incorporation precludes stockholder action by written consent at any time when BNAC and its affiliates and subsidiaries (excluding the Company and its subsidiaries) own, in the aggregate, less than 35% in voting power of our stock entitled to vote generally in the election of directors.
Supermajority Provisions
Our governing documents provide that our board of directors is expressly authorized to make, repeal, alter, amend and rescind, in whole or in part, our bylaws by the affirmative vote of a majority of the total number of directors then in office, without the assent or vote of our stockholders in any matter not inconsistent with the laws of the State of Delaware or our certificate of incorporation.
Any amendment, alteration, rescission or repeal of any provision of our bylaws, or the adoption of any provision inconsistent with our bylaws, by our stockholders, requires the affirmative vote of the holders of at least 66 2∕3% in voting power of all the then-outstanding shares of our stock entitled to vote thereon, voting together as a single class, in addition to any vote of the holders of any class or series of our capital stock required by our governing documents or any applicable law, securities exchange rule or regulation.
The DGCL provides generally that the affirmative vote of a majority of the outstanding shares entitled to vote thereon, voting together as a single class, is required to amend a corporation’s certificate of incorporation, unless the certificate of incorporation requires a greater percentage.
Our certificate of incorporation provides that, in addition to any vote required by our governing documents or any applicable law, securities exchange rule or regulation, the following provisions in our certificate of incorporation may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith may be adopted, only by the affirmative vote of the holders of at least 66 2∕3%

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in voting power of the then-outstanding shares of our stock entitled to vote thereon, voting together as a single class (except that, in the case of any proposed amendment, alteration, repeal or rescission of, or the adoption of any provision inconsistent with, the following provisions, as to which the DGCL does not require the consent or vote of the stockholders or that is approved by at least 60% of our board of directors, then only the affirmative vote of the holders of a majority in voting power of all the then-outstanding shares of our stock entitled to vote thereon, voting together as a single class (in addition to any vote required by our governing documents or any applicable law, securities exchange rule or regulation)), is required to amend, alter, repeal or rescind, or adopt any provision inconsistent with, the following provisions:
•
the provisions requiring a 66 2∕3% supermajority vote for stockholders to amend our bylaws;

•
the provisions providing for a classified board of directors (the election and term of our directors);

•
the provisions regarding removal of directors;

•
the provisions regarding filling vacancies on our board of directors and newly-created directorships;

•
the provisions eliminating monetary damages for breaches of fiduciary duty by a director or officer;

•
the provisions regarding indemnification and advancement of expenses to certain indemnitees in connection with certain proceedings;

•
the provisions regarding stockholder action by written consent;

•
the provisions regarding calling special meetings of stockholders;

•
the provisions regarding competition and corporate opportunities; and

•
the amendment provision requiring that the above provisions be amended with a majority vote or a 66 2∕3% supermajority vote, as applicable, of stockholders.

The combination of the classification of our board of directors, the lack of cumulative voting and the supermajority voting requirements in certain circumstances will make it more difficult for our existing stockholders to replace our board of directors as well as for another party to obtain control of us by replacing our board of directors. Because our board of directors has the power to retain and discharge our officers, these provisions could also make it more difficult for existing stockholders or another party to effect a change in management.
These provisions may have the effect of deterring hostile takeovers or delaying or preventing changes in control of us or our management, such as a merger, reorganization or tender offer. These provisions are intended to enhance the likelihood of continued stability in the composition of our board of directors and its policies and to discourage certain types of transactions that may involve an actual or threatened acquisition of the Company. These provisions are designed to reduce our vulnerability to an unsolicited acquisition proposal. The provisions are also intended to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for our shares and, as a consequence, they also may inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts. Such provisions may also have the effect of preventing changes in management.
Choice of Forum
Our certificate of incorporation provides that unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will, to the fullest extent permitted by law, be the sole and exclusive forum for any (i) derivative action or proceeding brought on behalf of the Company, (ii) action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of the Company to the Company or our stockholders, (iii) action asserting a claim against the Company or any director or officer of the Company arising pursuant to any provision of the DGCL or our governing documents, or (iv) action asserting a claim against the Company or any director, officer or employee of the Company, which claim is governed by the internal affairs doctrine. Notwithstanding the foregoing sentence, the federal district courts of the United States of America is the exclusive forum for the resolution of any complaint asserting a cause of action arising under U.S. federal securities laws, including the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act. Any person or entity

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purchasing or otherwise acquiring any interest in shares of capital stock of the Company will be deemed to have notice of and consented to the forum provisions in our certificate of incorporation. However, the enforceability of similar forum provisions in other companies’ certificates of incorporation has been challenged in legal proceedings, and it is possible that a court could find these types of provisions to be unenforceable.
Corporate Opportunity
The DGCL permits corporations to adopt provisions renouncing any interest or expectancy of the corporation in, or in being offered an opportunity to participate in, specified business opportunities that are presented to the corporation or its officers, directors or stockholders. Our certificate of incorporation, to the fullest extent permitted by law, renounces any interest or expectancy that we have in, or right to be offered an opportunity to participate in, specified business opportunities that are from time to time presented to our officers, directors or stockholders or their respective affiliates, other than those officers, directors, stockholders or affiliates who are our or our subsidiaries’ employees. Our certificate of incorporation provides that, to the fullest extent permitted by law, neither BNAC nor its affiliates or any director who is not employed by us (including any non-employee director who serves as one of our officers in both his or her director and officer capacities) or his or her affiliates will have any duty to refrain from (i) engaging in the same or similar business activities or lines of business in which we or our affiliates now engage or propose to engage or (ii) otherwise competing with us or our affiliates. In addition, to the fullest extent permitted by law, in the event that BNAC or its affiliates or any non-employee director acquires knowledge of a potential transaction or other business opportunity that may be a corporate opportunity for itself, himself or herself or its or his or her affiliates or for us or any of our affiliates, such person will have no duty to communicate or offer such transaction or business opportunity to us or any of our affiliates and they may take any such opportunity for themselves or offer it to another person or entity. Our certificate of incorporation does not renounce our interest in any corporate opportunity that is expressly offered to a non-employee director solely in his or her capacity as a director or officer of the Company. To the fullest extent permitted by law, a business opportunity will not be deemed to be a potential corporate opportunity for us if we would not be financially or legally able, or contractually permitted to undertake, the opportunity; the opportunity, from its nature, would not be in the line of our business; or the opportunity is one in which we would have no interest or reasonable expectancy.
In addition, in light of the role of Mr. Christopher P. Kalnin, our Chief Executive Officer, on the Executive Committee of Banpu Public Company Limited, a public company listed on the Stock Exchange of Thailand and the ultimate parent company of BKV and BNAC, our board of directors has adopted a corporate opportunity policy that requires Mr. Kalnin to present applicable business opportunities of which he may become aware to our Company before such opportunities may be presented to Banpu or one of its affiliates.

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PLAN OF DISTRIBUTION
The common stock covered by this prospectus is being registered to permit the selling stockholder (which as used herein means the entity listed in the table included herein under “Selling Stockholder” and the pledgees, donees, transferees, assignees, successors and others who come to hold any of the common stock covered by this prospectus as a result of a transfer not involving a public sale) to offer and sell such common stock from time to time after the date of this prospectus. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale or at negotiated prices.
We will not receive any of the proceeds from the sale or other distribution of the common stock offered by the selling stockholder.
The selling stockholder may act independently of us in making decisions with respect to the timing, manner, and size of any of its sales. The selling stockholder may sell the common stock on a delayed or continuous basis in and outside the United States through the methods described below or through any other method permitted pursuant to applicable law, including through a combination of such methods. The selling stockholder may sell all or a portion of the common stock held by it and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. A prospectus supplement, if required, will set forth any required information such as the terms of the offering and the method of distribution and will include the following information:
•
the name or names of any underwriters or agents;

•
the purchase price of the common stock;

•
the net proceeds from the sale of the common stock;

•
any over-allotment options under which underwriters may purchase additional common stock;

•
any underwriting discounts, commissions and other items constituting compensation to underwriters, dealers or agents;

•
any public offering price;

•
any discounts or concessions allowed or reallowed or paid to dealers; and

•
any securities exchange or market on which the common stock offered in a prospectus supplement may be listed.

The selling stockholder may sell the common stock covered by this prospectus using one or more of the following methods:
•
into an existing market for the securities, including the NYSE or any other national securities exchange or U.S. inter-dealer system of a registered national securities association on which the common stock may be listed or quoted at the time of sale;

•
an over-the-counter sale or distribution;

•
one or more underwritten offerings;

•
one or more block trades in which a broker-dealer will attempt to sell the common stock as agent, but may reposition and resell a portion of the block, as principal, in order to facilitate the transaction, or in crosses in which the same broker acts as agent on both sides;

•
purchases by a broker-dealer, as principal, and resale by the broker-dealer for its account;

•
ordinary brokerage transactions and transactions in which a broker-dealer solicits purchasers;

•
an exchange distribution and/or secondary distribution in accordance with the rules of the applicable exchange;

•
broker-dealers, who may agree with the selling stockholder to sell a specified number of the common stock at a stipulated price per share;

•
privately negotiated transactions;

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•
short sales, whether through a broker-dealer or themselves;

•
through distributions by the selling stockholder to its general or limited partners, members, managers, affiliates, employees, directors or stockholders;

•
in options transactions;

•
through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•
trading plans entered into by the selling stockholder pursuant to Rule 10b5-1 under the Exchange Act that are in place at the time of an offering pursuant to this prospectus and any applicable prospectus supplement hereto that provide for periodic sales of their securities on the basis of parameters described in such trading plans;

•
any combination of the foregoing; or

•
any other method permitted pursuant to applicable law.

The selling stockholder may, from time to time, pledge or grant a security interest in some of the shares of common stock owned by it and, if the selling stockholder defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the shares, from time to time, under this prospectus, or under an amendment or supplement to this prospectus amending the list of the selling stockholder to include the pledgees, transferees or other successors-in-interest as the selling stockholder under this prospectus. In connection with the sale of shares of common stock or interests therein, the selling stockholder may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of shares of common stock in the course of hedging the positions they assume. The selling stockholder may also sell shares of common stock short and deliver these securities to close out their short positions, or loan or pledge shares of common stock to broker-dealers that in turn may sell these securities. The selling stockholder may also enter into option or other transactions with broker-dealers or other financial institutions or one or more derivative securities that require the delivery to such broker-dealer or other financial institution of the offered shares, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). The selling stockholder also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors-in-interest will be the selling beneficial owners for purposes of this prospectus.
In addition, the selling stockholder may also sell the shares of common stock under Rule 144 under the Securities Act, if available, or in other transactions exempt from registration, rather than under this prospectus. The selling stockholder has the sole and absolute discretion not to accept any purchase offer or make any sale of common stock if it deems the purchase price to be unsatisfactory at any particular time.
The selling stockholder and any broker-dealers or agents that participate in the sale of the common stock may be deemed by the SEC to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the common stock may therefore be underwriting discounts and commissions under the Securities Act. If the selling stockholder is an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act, then the selling stockholder will be subject to the prospectus delivery requirements of the Securities Act. Underwriters and their controlling persons, dealers and agents may be entitled, under agreements entered into by such underwriters, controlling persons, dealers or agents and the selling stockholder, to indemnification against and contribution toward specific civil liabilities, including liabilities under the Securities Act.
To facilitate the offering of the shares of common stock offered by the selling stockholder, certain persons participating in the offering may engage in transactions that stabilize, maintain or otherwise affect the price of the common stock. This may include over-allotments or short sales, which involve the sale by persons participating in the offering of more shares than were sold to them. In these circumstances, these persons would cover such over-allotments or short positions by making purchases in the open market or by exercising their over-allotment option(s), if any. In addition, these persons may stabilize or maintain the price of the common stock by bidding for or purchasing shares of common stock in the open market or by imposing penalty bids, whereby selling concessions allowed to dealers participating in the offering may be

15

reclaimed if shares sold by them are repurchased in connection with stabilization transactions. The effect of these transactions may be to stabilize or maintain the market price of the common stock at a level above that which might otherwise prevail in the open market. These transactions may be discontinued at any time.
As of the date of this prospectus, we are not a party to any agreement, arrangement or understanding between any broker or dealer and us with respect to the offer or sale of the common stock pursuant to this prospectus.
In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.
Agents could make sales in privately negotiated transactions and/or any other method permitted by law, which includes sales made directly on or through the NYSE, the existing trading market for the common stock, or sales made to or through a market maker other than on an exchange.
There can be no assurances that the selling stockholder will sell any or all of the common stock offered registered pursuant to the registration statement, of which this prospectus forms a part.
Pursuant to the Registration Rights Agreement, we will pay all expenses of the registration of the shares of common stock covered by this prospectus, including, without limitation, SEC filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, the selling stockholder will be responsible for underwriters’, brokers’ and dealers’ discounts and commissions and all fees and expenses of any legal counsel or other advisors representing the selling stockholder.

16

LEGAL MATTERS
The validity of the common stock being offered by this prospectus will be passed upon for us by Baker Botts L.L.P., Dallas, Texas. Any underwriters, dealers or agents will be represented by their own legal counsel.
EXPERTS
The financial statements incorporated in this prospectus by reference to BKV Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The consolidated financial statements of Bedrock Energy Partners, LLC as of and for the year ended December 31, 2024, incorporated by reference in this prospectus have been so incorporated in reliance on the report of BDO USA, P.C., independent auditors, given on the authority of said firm as experts in auditing and accounting.
The information incorporated by reference in this prospectus and registration statement regarding estimated quantities of proved reserves of BKV and its subsidiaries, the future net revenues from those reserves and their present value as of December 31, 2024 is based on the reserve reports prepared by Ryder Scott Company, L.P., BKV’s independent petroleum engineers given the authority of such firm as an expert in these matters.
The information incorporated by reference herein regarding estimated quantities of proved reserves of Bedrock Production, LLC and related future net cash flows related to those reserves as of December 31, 2024 is based upon a reserve report audited by independent petroleum engineers, Cawley, Gillespie & Associates, Inc. Such estimates have been so incorporated in reliance on the authority of such firm as an expert in such matters.

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PROSPECTUS
BKV CORPORATION
$1,000,000,000
Common Stock
Preferred Stock
Rights
Debt Securities
Guarantees of Debt Securities
Warrants
Units
Up to 63,877,614 Shares of Common Stock Offered by the Selling Stockholder
We may offer and sell from time to time, in one or more offerings and in one or more series, our common stock, preferred stock, rights, debt securities, warrants or units. One or more of our subsidiaries may guarantee our debt securities. Our debt securities may consist of debentures, notes, or other types of debt. The securities we offer may be convertible into or exercisable or exchangeable for other securities. The aggregate initial offering price of the securities that we may offer will not exceed $1,000,000,000.
In addition, the selling stockholder named in this prospectus or any supplement to this prospectus may offer and sell up to 63,877,614 shares of our common stock from time to time in amounts, at prices and on terms that will be determined at the time of any such offering. We are registering the offer and sale of the shares of the common stock owned by the selling stockholder to satisfy registration rights we have granted to the selling stockholder pursuant to the stockholders’ agreement, dated as of September 27, 2024 (the “Stockholders’ Agreement”). We have agreed to bear all of the expenses incurred in connection with the registration of the common stock covered by this prospectus. The selling stockholder will pay or assume brokerage discounts and commissions and similar charges, if any, incurred in the sale of the common stock sold by them. We will not receive any proceeds from the offer or sale of any common stock by the selling stockholder pursuant to this prospectus. See “Selling Stockholder” for a more detailed discussion about the selling stockholder.
Each time we or the selling stockholder sell securities pursuant to this prospectus, we will provide a prospectus supplement and attach it to this prospectus. The applicable prospectus supplement will also describe the specific manner in which we or the selling stockholder will offer these securities and may also supplement, update or amend information contained in this prospectus. We may offer and sell these securities to or through one or more underwriters, dealers or agents, or directly to purchasers, on a continuous or delayed basis. The names of any underwriters, dealers or agents and the terms of the arrangements with such entities will be stated in the applicable prospectus supplement.
You should carefully read this prospectus and any supplement, as well as the documents incorporated by reference herein or therein, before you invest. No person may use this prospectus to offer and sell our securities unless a prospectus supplement accompanies this prospectus.
Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “BKV”. On September 29, 2025, the last reported sale price of common stock on NYSE was $23.74 per share. Our principal executive office is located at 1200 17th Street, Suite 2100, Denver, Colorado 80202, and our telephone number is (720) 375-9680.
Investing in our securities involves risks. You should carefully review and consider the risks and uncertainties described under the heading “Risk Factors” contained on page 3 herein and in any applicable prospectus supplement and the documents incorporated or deemed incorporated by reference in this prospectus or in any applicable prospectus supplement before investing in our securities.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this prospectus is December 1, 2025

i

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement on Form S-3 that we filed with the Securities and Exchange Commission (“SEC”) utilizing a “shelf” registration process. Under this shelf registration process, we may offer and sell from time to time, in one or more offerings and in one or more series, any combination of the securities described in this prospectus, and the selling stockholder named herein may offer and sell from time to time, in one or more offerings, shares of common stock as described in this prospectus.
This prospectus provides you with a general description of the securities we or the selling stockholder may offer. Each time we sell securities pursuant to this prospectus, or any selling stockholder offers common stock pursuant to this prospectus, we will provide a prospectus supplement and attach it to this prospectus. Such prospectus supplement will contain more specific information about the terms of that offering and the securities being offered. Each prospectus supplement may also add to, update, supplement, change or clarify information contained in this prospectus. Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a prospectus supplement prepared by us. If the information in this prospectus is inconsistent with a prospectus supplement, you should rely on the information in the prospectus supplement.
You should rely only on the information we have provided or incorporated by reference in this prospectus, any applicable prospectus supplement and any free-writing prospectus filed by us with the SEC and any information about the terms of securities offered conveyed to you by us, our underwriters or our agents. We have not authorized any person, including any salesman or broker, to provide you with different information. Neither we nor the selling stockholder are making an offer of these securities in any jurisdiction where the offer is not permitted. You should assume that the information in this prospectus, any applicable prospectus supplement and any free-writing prospectus is accurate only as of the date on its cover page and that any information we have incorporated by reference is accurate only as of the date of the document incorporated by reference. Our business, financial condition, results of operations and prospects may have changed since such dates.
You should carefully read this prospectus, any accompanying prospectus supplement and the information that is incorporated or deemed incorporated by reference in this prospectus. See “Documents Incorporated by Reference into This Prospectus.”
In this prospectus, “BKV,” “we,” “us,” “our,” and the “Company” refer to BKV Corporation and its consolidated subsidiaries, unless otherwise indicated or the context otherwise requires.
WHERE YOU CAN FIND MORE INFORMATION
We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a result, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at http://www.sec.gov, as well as on our website at www.bkv.com. However, information contained on our website is not intended to be incorporated by reference in this prospectus and you should not consider that information a part of this prospectus.
This prospectus is part of a registration statement that we filed with the SEC relating to the securities we or the selling stockholder may offer. As permitted by the SEC rules, this prospectus does not contain all of the information we included in the registration statement. You may refer to the registration statement and the accompanying exhibits for more information about us and our securities. Whenever a reference is made in this prospectus to a contract or other document of ours, the reference is only a summary and you should refer to the exhibits that are a part of the registration statement for a copy of the document. You may review a copy of the registration statement through the SEC’s website.
DOCUMENTS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS
The SEC allows information to be “incorporated by reference” into this prospectus, which means that important information can be disclosed to you by referring you to another document filed separately by us with the SEC. The information incorporated by reference is deemed to be part of this prospectus, except for any information superseded by information in this prospectus. The information incorporated by reference is an important part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made by us with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial registration statement of which this prospectus forms a part and prior to the effectiveness of such registration statement, and after the date of this prospectus and prior to the termination of the offering or offerings to which this prospectus relates are completed (other than documents or information deemed to have been furnished and not filed in accordance with SEC rules):
•
our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 31, 2025, including those sections incorporated therein by reference from our Definitive Proxy Statement on Schedule 14A filed with the SEC on April 28, 2025;

•
our Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2025 filed with the SEC on May 9, 2025, for the fiscal quarter ended June 30, 2025 filed with the SEC on August 12, 2025 and for the fiscal quarter ended September 30, 2025 filed with the SEC on November 10, 2025;

•
our Current Reports on Form 8-K filed with the SEC on February 3, 2025, May 8, 2025, June 20, 2025, August 12, 2025, October 1, 2025, October 29, 2025 and November 17, 2025; and

•
the description of our common stock contained in our registration statement on Form 8-A filed with the SEC on September 25, 2024, as updated by the description of our securities contained in Exhibit 4.1 to the Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 31, 2025.

Documents incorporated by reference are available from us without charge, excluding exhibits to those documents unless the exhibit has been specifically incorporated by reference in the documents. You may obtain without charge a copy of documents that are incorporated by reference in this prospectus by requesting them in writing or by telephone at the following address:
BKV Corporation
1200 17th Street, Suite 2100
Denver, Colorado
(720) 375-9680

OUR COMPANY
BKV is a forward thinking, growth driven energy company focused on creating value for our stockholders through the organic development of our properties as well as accretive acquisitions. Our core business is to produce natural gas from our owned and operated upstream businesses, which are supported by our four business lines: natural gas production; natural gas gathering, processing and transportation (our “natural gas midstream business”); power generation; and carbon capture, utilization and sequestration (“CCUS”). We expect our owned and operated upstream and natural gas midstream businesses to achieve net zero scope 1 and scope 2 emissions by the early 2030s, and net zero scope 1, 2, and 3 emissions by the late 2030s. We maintain a “closed-loop” approach to our net zero emissions goal through the operation of our four business lines. We are committed to vertically integrating portions of our business to reduce costs and improve overall commercial optimization of the full value chain. Our strategy is to create value for our stockholders by managing and growing our integrated asset base and focusing on our net zero objectives.
We were incorporated in the State of Delaware in May 2020. We completed our initial public offering on September 27, 2024. Shares of our common stock trade on NYSE under the ticker symbol “BKV”.
The Company’s principal executive offices are located at 1200 17th Street, Suite 2100, Denver, Colorado 80202, and the Company’s telephone number is (720) 375-9680. We maintain a website at www.BKV.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments thereto, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. Information on our Investor page and on our website is not part of this prospectus or any of our other securities filings unless specifically incorporated herein by reference.
OUR SUBSIDARY GUARANTORS
Certain of our subsidiaries may jointly and severally, fully and unconditionally, guarantee our payment obligations under any series of debt securities offered by this prospectus. Alternatively, certain of our subsidiaries may co-issue any series of debt securities offered by this prospectus.
Additional information concerning our subsidiaries and us is included in reports and other documents incorporated by reference in this prospectus. Please read “Where You Can Find More Information.”
RISK FACTORS
An investment in our securities involves risks. Before making a decision whether to invest in our securities, you should consider the risks described under “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K and any subsequently filed periodic and current reports that are incorporated by reference in this prospectus, and those risk factors that may be included in any applicable prospectus supplement. These risks are not the only risks that we face. This prospectus also contains forward-looking statements that involve risks and uncertainties. Please read “Forward-Looking Statements.” Our actual results could differ materially from those anticipated in the forward-looking statements as a result of certain factors, including the risks described elsewhere in this prospectus or any prospectus supplement and in the documents incorporated by reference in this prospectus or any prospectus supplement. If any of these risks occur, our business, financial condition or results of operations could be adversely affected. In that case, the trading price of our securities could decline, and you could lose all or part of your investment.
FORWARD-LOOKING STATEMENTS
This prospectus, any accompanying prospectus supplement and the information incorporated by reference herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact contained in this prospectus, regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management and dividend policy, are forward-looking statements. When used in this prospectus, words such as “expect,” “project,” “estimate,” “believe,” “anticipate,” “intend,” “budget,” “plan,” “seek,” “envision,” “forecast,” “target,” “predict,” “may,” “should,” “would,”

“could,” “will,” the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements include, but are not limited to, statements about the consummation and timing of any announced acquisitions and the anticipated benefits, opportunities and results with respect to any such acquisitions. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.
Forward-looking statements contained in this prospectus include, but are not limited to, statements about:
•
our business strategy;

•
our reserves;

•
our financial strategy, liquidity and capital required for our development programs;

•
our relationship with our sponsor, Banpu Public Company Limited (“Banpu”), and its affiliates, including future agreements with Banpu or its affiliates;

•
actual and potential conflicts of interest relating to Banpu, its affiliates and other entities in which members of our officers and directors are or may become involved;

•
volatility in natural gas, natural gas liquids (“NGL”) and oil prices;

•
our dividend policy;

•
our drilling plans and the timing and amount of future production of natural gas, NGL and oil;

•
our hedging strategy and results;

•
competition and government regulation;

•
changes in trade regulation, including tariffs and other market factors;

•
legal, regulatory or environmental matters;

•
marketing of natural gas, NGL and oil;

•
business or leasehold acquisitions and integration of acquired businesses, including the Bedrock acquisition, with our business;

•
our ability to develop existing prospects;

•
costs of developing our properties and of conducting our operations;

•
our plans to establish midstream contracts that allow us to supply our own natural gas directly to our combined gas turbine and steam turbine power plants located in Temple, Texas;

•
our plan to continue to build out our power generation business and to expand into retail power;

•
our ability to develop, produce and sell carbon sequestered gas;

•
our ability to effectively operate and grow our CCUS business;

•
our ability to forecast annual CO2e sequestration rates for our CCUS projects;

•
our ability to reach final investment decision and execute and complete any of our pipeline of identified CCUS projects;

•
our ability to identify and complete additional CCUS projects as we expand our upstream operations;

•
our ability to effectively operate and grow our retail power business;

•
our anticipated scope 1, 2 and 3 emissions from our owned and operated upstream and natural gas midstream businesses and our sustainability plans and goals, including our plans to offset our scope 1, 2 and 3 emissions from our owned and operated upstream and natural gas midstream businesses;

•
our environmental, social and governance (“ESG”) strategy and initiatives, including those relating to the generation and marketing of environmental attributes or new products seeking to benefit from ESG-related activities, and the continuation of government tax incentives applicable thereto;

•
the impact of regional epidemics or pandemics and its effects on our business and financial condition;

•
general economic conditions;

•
cost inflation;

•
credit markets;

•
our ability to service our indebtedness;

•
our ability to expand our business, including through the recruitment and retention of skilled personnel;

•
our future operating results;

•
the remediation of our material weaknesses;

•
the Bedrock acquisition and the anticipated benefits thereof;

•
the impact of the One Big Beautiful Bill Act of 2025; and

•
our plans, objectives, expectations and intentions.

Although we believe our estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this prospectus, any accompanying prospectus supplement and the information incorporated by reference herein are not guarantees of future performance, and we cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. For a discussion of risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see our most recent Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K, particularly under the heading “Risk Factors.” All forward-looking statements speak only as of the date of this prospectus, the date of any accompanying prospectus supplement or the date of the information incorporated by reference herein, as applicable.
Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this prospectus.
All forward-looking statements, expressed or implied, included in this prospectus are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. We urge you to carefully review and consider the disclosures made in this prospectus and our reports filed with the SEC and incorporated by reference herein that attempt to advise interested parties of the risks and factors that may affect our business. Please read “Where You Can Find More Information.”
USE OF PROCEEDS
Unless we inform you otherwise in a prospectus supplement or free writing prospectus, we intend to use the net proceeds from the sale of securities we are offering for general corporate purposes. This may include, among other things, acquisitions and investment in existing and future projects, capital expenditures, working capital, repayment or refinancing of indebtedness or other corporate obligations and repurchases and redemptions of securities. Pending any specific application, we may initially invest funds in short-term marketable securities or apply them to the reduction of short-term indebtedness. Any specific allocation of the net proceeds of an offering of securities to a specific purpose will be determined at the time of the offering and will be described in an accompanying prospectus supplement or free writing prospectus.
The selling stockholder may offer and sell up to an aggregate of 63,877,614 shares of common stock under this prospectus. See the section entitled, “Selling Stockholder.” Accordingly, we will not receive any proceeds from the sales of common stock sold by the selling stockholder. We will bear the costs associated with the sale of any securities under this prospectus by the selling stockholder, other than brokerage discounts and commissions.
SELLING STOCKHOLDER
This prospectus covers the offering for resale of up to an aggregate of 63,877,614 shares of common stock that may be offered and sold from time to time under this prospectus by the selling stockholder identified below, subject to any appropriate adjustment as a result of any stock dividend, stock split or distribution, or in connection with a combination of shares, and any security into which such shares of common stock shall have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, exchange, distribution or otherwise.
In connection with our initial public offering, on September 27, 2024, we entered into the Stockholders’ Agreement with the selling stockholder pursuant to which we agreed to prepare and file a registration statement to permit the resale of certain shares of common stock held by the selling stockholder from time to time as permitted by Rule 415 promulgated under the Securities Act.
We have prepared the table below and the related notes based on information supplied to us by the selling stockholder and such information is as of November 13, 2024. We have not sought to verify such information. We believe, based on information supplied by the selling stockholder, that except as may otherwise be indicated in the footnotes to the table below, the selling stockholder has sole voting and dispositive power with respect to the shares of common stock reported as beneficially owned by it. Because the selling stockholder identified in the table may sell some or all of the shares of common stock owned by it which are included in this prospectus, and because there are currently no agreements, arrangements or understandings with respect to the sale of any of the shares of common stock, no estimate can be given as to the number of the shares of common stock available for resale hereby that will be held by the selling stockholder upon termination of this offering. In addition, the selling stockholder may have sold, transferred or otherwise disposed of, or may sell, transfer or otherwise dispose of, at any time and from time to time, the shares of common stock it holds in transactions exempt from the registration requirements of the Securities Act after the date on which the selling stockholder provided the information set forth on the table below. We have, therefore, assumed for the purposes of the following table, that the selling stockholder will sell all of the shares of common stock beneficially owned by it that are covered by this prospectus. The selling stockholder is not obligated to sell any of the shares of common stock offered by this prospectus. The percent of beneficial ownership for the selling stockholder is based on 84,726,220 shares of common stock outstanding as of September 18, 2025.
	Shares of Common Stock Beneficially Owned Prior to the Offering(1)		Shares of Common Stock Offered Hereby	Shares of common stock Beneficially Owned After Completion of the Offering
	Number	Percentage		Number	Percentage
Selling stockholder:
Banpu North America Corporation (“BNAC”)(2)	63,877,614	75.39%	63,877,614	—	—

(1)
The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

(2)
Consists of shares of BKV common stock held directly by BNAC, a Delaware corporation wholly owned by BOG Co., Ltd., a wholly owned subsidiary of Banpu, a public company listed on the Stock Exchange of Thailand and the ultimate parent company of BKV Corporation, BNAC, Banpu Power and BPPUS. The principal address of Banpu is 27th Floor, Thanapoom Tower, 1550 New Petchburi Road, Makkasan, Ratchathewi, Bangkok, Thailand.

DESCRIPTION OF CAPITAL STOCK
General
Pursuant to our Second Amended and Restated Certificate of Incorporation (the “certificate of incorporation”), our authorized capital stock consists of:
•
500,000,000 shares of common stock, $0.01 par value per share, and

•
80,000,000 shares of preferred stock, $0.01 par value per share.

As of September 18, 2025, there were 84,726,220 shares of common stock issued and outstanding and no preferred stock issued and outstanding.
Common Stock
The following description of our common stock is a summary and does not purport to be complete. It is subject to and qualified in its entirety by reference to our certificate of incorporation and our Second Amended and Restated Bylaws (the “bylaws”), each of which are included as exhibits to the registration statement of which this prospectus forms a part, and to the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”).
Voting Rights
Holders of shares of our common stock are entitled to one vote for each share held of record on all matters on which stockholders are entitled to vote generally, including the election or removal of directors elected by our stockholders generally. Holders of our common stock do not have cumulative voting rights in the election of directors. Subject to certain nomination rights of BNAC under the Stockholders’ Agreement, holders of our common stock are entitled to elect all directors to our board of directors.
Dividend Rights
Holders of shares of our common stock are entitled to receive dividends when, as and if declared by our board of directors out of funds legally available therefor, subject to any statutory or contractual restrictions on the payment of dividends and to any restrictions on the payment of dividends imposed by the terms of any outstanding preferred stock.
Liquidation, Dissolution and Winding-Up Rights
Upon our liquidation, dissolution or winding up and after payment in full of all amounts required to be paid to creditors and to the holders of preferred stock having liquidation preferences, if any, the holders of shares of our common stock will be entitled to receive pro rata our remaining assets available for distribution.
Other Rights
All outstanding shares of our common stock are fully paid and non-assessable. Our common stock is not subject to further calls or assessments by us. Holders of shares of our common stock do not have preemptive, subscription, redemption or conversion rights. There are no redemption or sinking fund provisions applicable to our common stock. The rights powers, preferences and privileges of our common stock are subject to those of the holders of any shares of our preferred stock or any other series or class of stock we may authorize and issue in the future.
Preferred Stock
Our certificate of incorporation authorizes our board of directors to establish one or more series of preferred stock (including convertible preferred stock). Unless required by law or any stock exchange, the authorized shares of preferred stock are available for issuance without further action by the holders of our common stock. Our board of directors is able to determine, with respect to any series of preferred stock, the powers (including voting powers), preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, including, without limitation:
•
the designation of the series;

•
the number of shares of the series, which our board of directors may, except where otherwise provided in the preferred stock designation, increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares then outstanding);

•
whether dividends, if any, will be cumulative or non-cumulative and the dividend rate of the series;

•
the dates at which dividends, if any, will be payable;

•
the redemption or repurchase rights and price or prices, if any, for shares of the series;

•
the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series;

•
the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding-up of our affairs;

•
whether the shares of the series will be convertible into shares of any other class or series, or any other security, of us or any other entity, and, if so, the specification of the other class or series or other security, the conversion price or prices or rate or rates, any rate adjustments, the date or dates as of which the shares will be convertible and all other terms and conditions upon which the conversion may be made;

•
restrictions on the issuance of shares of the same series or of any other class or series; and

•
the voting rights, if any, of the holders of the series.

Transfer Agent and Registrar
The transfer agent and registrar for our common stock is Broadridge Corporate Issuer Solutions, Inc. The transfer agent and registrar’s address is 51 Mercedes Way, Edgewood, New York 11717.
Listing
Shares of our common stock are listed on the NYSE under the symbol “BKV.”
Anti-Takeover Provisions
Our governing documents and the DGCL contain provisions, which are summarized in the following paragraphs, that are intended to enhance the likelihood of continuity and stability in the composition of our board of directors. These provisions are intended to avoid costly takeover battles, reduce our vulnerability to a hostile or abusive change of control and enhance the ability of our board of directors to maximize stockholder value in connection with any unsolicited offer to acquire us. However, these provisions may have an anti-takeover effect and may delay, deter or prevent a merger or acquisition of the Company by means of a tender offer, a proxy contest or other takeover attempt that a stockholder might consider in its best interest, including those attempts that might result in a premium over the prevailing market price for the shares of common stock held by stockholders.
Classified Board of Directors
Our certificate of incorporation provides that our board of directors is divided into three classes of directors, with each class to be as equal in number as possible, and with the directors serving staggered three-year terms. As a result, approximately one-third of our board of directors will be elected each year. The classification of directors has the effect of making it more difficult for stockholders to change the composition of our board of directors. Our certificate of incorporation provides that, subject to any rights of holders of preferred stock to elect additional directors under specified circumstances, the total number of directors will be determined from time to time by the affirmative vote of a majority of the total number of directors then in office.

Delaware Law
We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. Section 203 of the DGCL provides that, subject to exceptions specified therein, an “interested stockholder” of a Delaware corporation shall not engage in any “business combination,” including general mergers or consolidations or acquisitions of additional shares of the corporation, with the corporation for a three-year period following the time that such stockholder becomes an interested stockholder unless:
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prior to such time, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

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upon consummation of the transaction that resulted in the stockholder becoming an “interested stockholder,” the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding specified shares); or

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at or subsequent to such time, the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2∕3% of the outstanding voting stock not owned by the interested stockholder.

Under Section 203 of the DGCL, the restrictions described above also do not apply to specified business combinations proposed by an interested stockholder following the announcement or notification of one of specified transactions involving the corporation and a person who had not been an interested stockholder during the previous three years or who became an interested stockholder with the approval of a majority of the corporation’s directors, if such transaction is approved or not opposed by a majority of the directors who were directors prior to any person becoming an interested stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors.
Except as otherwise specified in Section 203 of the DGCL, an “interested stockholder” is defined to include:
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any person that is the owner of 15% or more of the outstanding voting stock of the corporation, or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the date of determination; and

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the affiliates and associates of any such person.

Under some circumstances, Section 203 of the DGCL makes it more difficult for a person who is an interested stockholder to effect various business combinations with us for a three-year period following the time such stockholder became an interested stockholder.
A Delaware corporation may “opt out” of Section 203 of the DGCL with an express provision in its original certificate of incorporation or an express provision in its certificate of incorporation or bylaws resulting from amendments approved by the holders of at least a majority of the corporation’s outstanding voting shares. We have not elected to “opt out” of the provisions of Section 203 of the DGCL. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.
Removal of Directors; Vacancies and Newly Created Directorships
Under the DGCL, unless otherwise provided in our certificate of incorporation, directors serving on a classified board may be removed by the stockholders only for cause. Our certificate of incorporation provides that directors may be removed only for cause and only by the affirmative vote of the holders of at least 60% in voting power of all the then-outstanding shares of our stock entitled to vote generally in the election of directors, voting together as a single class. In addition, our certificate of incorporation provides that, subject to the rights granted to the holders of one or more series of preferred stock then outstanding or the rights granted under our Stockholders’ Agreement, any vacancies on our board of directors, and any newly created directorships, will be filled by an appointment made by a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders.

Special Stockholder Meetings
Our certificate of incorporation provides that, subject to the rights of the holders of any series of preferred stock, special meetings of our stockholders may be called at any time only by or at the direction of our board of directors by the affirmative vote of a majority of the total number of directors then in office, the chairman of our board of directors or our Chief Executive Officer, and may not be called by any other person or persons. Our bylaws prohibit the conduct of any business at a special meeting other than as specified in the notice for such meeting. These provisions may have the effect of deterring, delaying or discouraging hostile takeovers, or changes in control or management of the Company.
Director Nominations and Stockholder Proposals
Our bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the board of directors or a committee of the board of directors, as well as certain requirements regarding the form and content of a shareholder’s notice for any such proposal. In order for any matter to be “properly brought” before a meeting, any such proposals will have to comply with these advance notice, form and content requirements.
Stockholder Action by Written Consent
Under the DGCL, any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of our stock entitled to vote thereon were present and voted, unless our certificate of incorporation provides otherwise. Our certificate of incorporation precludes stockholder action by written consent at any time when BNAC and its affiliates and subsidiaries (excluding the Company and its subsidiaries) own, in the aggregate, less than 35% in voting power of our stock entitled to vote generally in the election of directors.
Supermajority Provisions
Our governing documents provide that our board of directors is expressly authorized to make, repeal, alter, amend and rescind, in whole or in part, our bylaws by the affirmative vote of a majority of the total number of directors then in office, without the assent or vote of our stockholders in any matter not inconsistent with the laws of the State of Delaware or our certificate of incorporation.
Any amendment, alteration, rescission or repeal of any provision of our bylaws, or the adoption of any provision inconsistent with our bylaws, by our stockholders, requires the affirmative vote of the holders of at least 66 2∕3% in voting power of all the then-outstanding shares of our stock entitled to vote thereon, voting together as a single class, in addition to any vote of the holders of any class or series of our capital stock required by our governing documents or any applicable law, securities exchange rule or regulation.
The DGCL provides generally that the affirmative vote of a majority of the outstanding shares entitled to vote thereon, voting together as a single class, is required to amend a corporation’s certificate of incorporation, unless the certificate of incorporation requires a greater percentage.
Our certificate of incorporation provides that, in addition to any vote required by our governing documents or any applicable law, securities exchange rule or regulation, the following provisions in our certificate of incorporation may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith may be adopted, only by the affirmative vote of the holders of at least 66 2∕3% in voting power of the then-outstanding shares of our stock entitled to vote thereon, voting together as a single class (except that, in the case of any proposed amendment, alteration, repeal or rescission of, or the adoption of any provision inconsistent with, the following provisions, as to which the DGCL does not require the consent or vote of the stockholders or that is approved by at least 60% of our board of directors, then only the affirmative vote of the holders of a majority in voting power of all the then-outstanding shares of our stock entitled to vote thereon, voting together as a single class (in addition to any vote required by our governing documents or any applicable law, securities exchange rule or regulation)), is required to amend, alter, repeal or rescind, or adopt any provision inconsistent with, the following provisions:
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the provisions requiring a 66 2∕3% supermajority vote for stockholders to amend our bylaws;

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the provisions providing for a classified board of directors (the election and term of our directors);

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the provisions regarding removal of directors;

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the provisions regarding filling vacancies on our board of directors and newly-created directorships;

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the provisions eliminating monetary damages for breaches of fiduciary duty by a director or officer;

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the provisions regarding indemnification and advancement of expenses to certain indemnitees in connection with certain proceedings;

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the provisions regarding stockholder action by written consent;

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the provisions regarding calling special meetings of stockholders;

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the provisions regarding competition and corporate opportunities; and

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the amendment provision requiring that the above provisions be amended with a majority vote or a 66 2∕3% supermajority vote, as applicable, of stockholders.

The combination of the classification of our board of directors, the lack of cumulative voting and the supermajority voting requirements in certain circumstances will make it more difficult for our existing stockholders to replace our board of directors as well as for another party to obtain control of us by replacing our board of directors. Because our board of directors has the power to retain and discharge our officers, these provisions could also make it more difficult for existing stockholders or another party to effect a change in management.
These provisions may have the effect of deterring hostile takeovers or delaying or preventing changes in control of us or our management, such as a merger, reorganization or tender offer. These provisions are intended to enhance the likelihood of continued stability in the composition of our board of directors and its policies and to discourage certain types of transactions that may involve an actual or threatened acquisition of the Company. These provisions are designed to reduce our vulnerability to an unsolicited acquisition proposal. The provisions are also intended to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for our shares and, as a consequence, they also may inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts. Such provisions may also have the effect of preventing changes in management.
Choice of Forum
Our certificate of incorporation provides that unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will, to the fullest extent permitted by law, be the sole and exclusive forum for any (i) derivative action or proceeding brought on behalf of the Company, (ii) action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of the Company to the Company or our stockholders, (iii) action asserting a claim against the Company or any director or officer of the Company arising pursuant to any provision of the DGCL or our governing documents, or (iv) action asserting a claim against the Company or any director, officer or employee of the Company, which claim is governed by the internal affairs doctrine. Notwithstanding the foregoing sentence, the federal district courts of the United States of America is the exclusive forum for the resolution of any complaint asserting a cause of action arising under U.S. federal securities laws, including the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company will be deemed to have notice of and consented to the forum provisions in our certificate of incorporation. However, the enforceability of similar forum provisions in other companies’ certificates of incorporation has been challenged in legal proceedings, and it is possible that a court could find these types of provisions to be unenforceable.

Corporate Opportunity
The DGCL permits corporations to adopt provisions renouncing any interest or expectancy of the corporation in, or in being offered an opportunity to participate in, specified business opportunities that are presented to the corporation or its officers, directors or stockholders. Our certificate of incorporation, to the fullest extent permitted by law, renounces any interest or expectancy that we have in, or right to be offered an opportunity to participate in, specified business opportunities that are from time to time presented to our officers, directors or stockholders or their respective affiliates, other than those officers, directors, stockholders or affiliates who are our or our subsidiaries’ employees. Our certificate of incorporation provides that, to the fullest extent permitted by law, neither BNAC nor its affiliates or any director who is not employed by us (including any non-employee director who serves as one of our officers in both his or her director and officer capacities) or his or her affiliates will have any duty to refrain from (i) engaging in the same or similar business activities or lines of business in which we or our affiliates now engage or propose to engage or (ii) otherwise competing with us or our affiliates. In addition, to the fullest extent permitted by law, in the event that BNAC or its affiliates or any non-employee director acquires knowledge of a potential transaction or other business opportunity that may be a corporate opportunity for itself, himself or herself or its or his or her affiliates or for us or any of our affiliates, such person will have no duty to communicate or offer such transaction or business opportunity to us or any of our affiliates and they may take any such opportunity for themselves or offer it to another person or entity. Our certificate of incorporation does not renounce our interest in any corporate opportunity that is expressly offered to a non-employee director solely in his or her capacity as a director or officer of the Company. To the fullest extent permitted by law, a business opportunity will not be deemed to be a potential corporate opportunity for us if we would not be financially or legally able, or contractually permitted to undertake, the opportunity; the opportunity, from its nature, would not be in the line of our business; or the opportunity is one in which we would have no interest or reasonable expectancy.
In addition, in light of the role of Mr. Christopher P. Kalnin, our Chief Executive Officer, on the Executive Committee of Banpu Public Company Limited, a public company listed on the Stock Exchange of Thailand and the ultimate parent company of BKV and BNAC, our board of directors has adopted a corporate opportunity policy that requires Mr. Kalnin to present applicable business opportunities of which he may become aware to our Company before such opportunities may be presented to Banpu or one of its affiliates.

DESCRIPTION OF RIGHTS
We may issue rights to purchase any combination of common stock, preferred stock or other securities. These rights may be issued independently or together with any other security offered hereby and may or may not be transferable by the stockholder receiving the rights in such offering.
The rights will be issued under rights agreements to be entered into between us and a bank or trust company, as rights agent. The rights agent will act solely as our agent in connection with the certificates representing the rights and will not assume any obligation or relationship of agency or trust with any holders of rights certificates or beneficial owners of rights. You should read the particular terms of the rights, which will be described in more detail in any applicable prospectus supplement. The particular terms of any rights offered by any prospectus supplement, and the extent to which the general provisions summarized below may apply to the offered securities, will be described in a prospectus supplement.
Any applicable prospectus supplement will describe the terms of rights we offer, the rights agreement relating to the rights and the certificates representing the rights, including the following:
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the title of the rights and the aggregate number outstanding;

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the date of determining the stockholders entitled to the rights distribution;

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the number of rights issued or to be issued to each stockholder;

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the exercise price payable for each share of common stock, preferred stock or other securities upon the exercise of the rights;

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the number and terms of the shares of common stock, preferred stock or other securities which may be purchased per each right;

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the extent to which the rights are transferable;

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the date on which the holder’s ability to exercise the rights shall commence, and the date on which the rights shall expire;

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the extent to which the rights may include an over-subscription privilege with respect to unsubscribed securities;

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if applicable, the material terms of any standby underwriting or purchase arrangement entered into by us in connection with the offering of such rights; and

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any other terms of the rights, including the terms, procedures, conditions and limitations relating to the exchange and exercise of the rights.

DESCRIPTION OF DEBT SECURITIES AND GUARANTEES
This section summarizes the general terms of the debt securities and the guarantees that we may offer. The prospectus supplement relating to any particular debt securities offered will describe the specific terms of the debt securities and the related guarantees, which may be in addition to or different from the general terms summarized in this section. You should read the particular terms of the debt securities, which will be described in more detail in the prospectus supplement. In this discussion, the terms “BKV,” “we,” “us” and “our” refer only to BKV Corporation and not to any of its subsidiaries.
We may issue senior and subordinated debt securities pursuant to this prospectus which may be issued under separate indentures (each, an “Indenture”), to be entered into among us, our Guarantors (as defined below) of such debt securities, if applicable, and a trustee to be determined at that time (the “Trustee”). We have filed the forms of Indenture as an exhibit to the registration statement, and we will include the applicable final Indenture and any other instrument establishing the terms of any debt securities we offer as exhibits to a filing we will make with the SEC in connection with that offering. Please read “Where You Can Find More Information.”
We may issue debt securities in one or more series, with the same or different terms and up to an aggregate principal amount as we may authorize from time to time, as described in a prospectus supplement. As used in this prospectus, “debt securities” means our direct general obligations and may include debentures, notes, bonds or other evidences of indebtedness that we may issue and which the Trustee authenticates and delivers under the applicable Indenture.
The debt securities may have the benefit of guarantees, which we refer to as a “Guarantee,” by one or more of our subsidiaries or one or more of our subsidiaries may be a co-issuer of debt securities, in each case, if and to the extent described in the prospectus supplement applicable to such series of debt securities. We refer to our subsidiaries that provide a Guarantee as a “Guarantor.” Unless otherwise expressly stated or the context otherwise requires, as used in this section, the term “Guaranteed Debt Securities” means debt securities that, as described in the prospectus supplement relating thereto, are guaranteed by one or more Guarantors pursuant to the Indenture.
Unless otherwise specified in the applicable prospectus supplement, the debt securities will represent general, unsecured obligations of BKV and will rank equally with all of our other unsecured indebtedness. The debt securities will be effectively subordinated to, and thus have a junior position to, any secured indebtedness we may have with respect to the assets securing that indebtedness.
The debt securities will effectively rank junior to all liabilities of our subsidiaries that do not guarantee the debt securities (excluding any amounts owed by such subsidiaries to the Company or any Guarantor). Claims of creditors of our subsidiaries that do not guarantee the debt securities generally will have priority with respect to the assets and earnings of such subsidiaries over the claims of our creditors, including holders of any debt securities. Accordingly, any debt securities will be effectively subordinated to creditors, including trade creditors and preferred stockholders, if any, of such subsidiaries.
The following summary of our debt securities is not complete and may not contain all of the information you should consider. This description is subject to and qualified in its entirety by reference to the Indentures and any form of certificates evidencing the debt securities.
General
The following summary of certain provisions of the Indentures and any debt securities and Guarantees that may be offered by us pursuant to this prospectus is not complete and is qualified by reference to all the provisions of the Indentures, including definitions of terms used in the Indentures. At the time that we offer debt securities, we will describe in the related prospectus supplement the specific terms of the offered debt securities and related Guarantees and the extent to which the general terms described in this section apply to such debt securities and Guarantees.
The prospectus supplement relating to any series of debt securities will describe the specific terms of the debt securities offered thereby, including some or all of the following, as applicable:
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the title of the series of debt securities;

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the extent, if any, to which the debt securities are subordinated in right of payment to our other indebtedness;

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any limit on the aggregate principal amount of the debt securities;

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the persons to whom any interest on the debt securities will be payable, if other than the registered holders thereof on the regular record date therefor;

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the date or dates on which the principal of the debt securities will be payable;

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the rate or rates at which the debt securities will bear interest, if any, and the date or dates from which interest will accrue;

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the dates on which interest will be payable and the regular record dates for interest payment dates;

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the place or places where the principal of and any premium and interest on the debt securities will be payable;

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the period or periods, if any, within which, and the price or prices at which, the debt securities may be redeemed, in whole or in part, at our option;

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our obligation, if any, to redeem or purchase the debt securities pursuant to sinking fund or similar provisions and the terms and conditions of any such redemption or purchase;

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the denominations in which the debt securities will be issuable, if other than denominations of $2,000 and any integral multiple of $1,000 in excess thereof;

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the currency, currencies or currency units, if other than currency of the United States of America, in which payment of the principal of and any premium or interest on the debt securities will be payable, and the terms and conditions of any elections that may be made available with respect thereto;

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any index or formula used to determine the amount of payments of principal of and any premium or interest on the debt securities;

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whether the debt securities are to be issued in whole or in part in the form of one or more global securities and, if so, the identity of the depositary, if any, for the global securities;

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the terms and conditions, if any, pursuant to which the debt securities are convertible into or exchangeable for the common stock or other securities of BKV or any other person;

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the principal amount (or any portion of the principal amount) of the debt securities which will be payable upon any declaration of acceleration of the maturity of the debt securities pursuant to an Event of Default (as defined below);

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whether the debt securities will be guaranteed by any Guarantors, and if so, the identity of the Guarantors and, to the extent the terms thereof differ from those described in this prospectus, a description of the terms of the Guarantees;

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the applicability to the debt securities of the provisions described in “— Defeasance” below; and

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any other terms applicable to that series in accordance with the Indenture, which could be different from those described in this prospectus.

We may issue debt securities at a discount from their stated principal amount. Federal income tax considerations and other special considerations applicable to any debt security issued with original issue discount may be described in an applicable prospectus supplement.
Guarantees
The debt securities of any series may be guaranteed by one or more of our subsidiaries. However, the Indentures may not require that any of our subsidiaries be a Guarantor of any series of debt securities. As a result, a series of debt securities may not have any Guarantors, and the Guarantors of any series of Guaranteed Debt Securities may differ from the Guarantors of any other series of Guaranteed Debt Securities. If the Company issues a series of Guaranteed Debt Securities, the identity of the specific Guarantors of the debt securities of that series will be identified in the applicable prospectus supplement.
If we issue a series of Guaranteed Debt Securities, we will describe the particular terms of the Guarantees of each such series in a prospectus supplement relating to that series. Unless otherwise provided in the prospectus supplement relating to a series of Guaranteed Debt Securities, each Guarantor of the debt securities of such series will unconditionally guarantee the due and punctual payment of the principal of, and premium, if any, and interest, if any, on each debt security of such series, all in accordance with the terms of such debt securities and the Indenture.
Unless otherwise specified in the applicable prospectus supplement, a Guarantor’s Guarantee will represent general, unsecured obligations of such Guarantor and will rank equally with all other unsecured indebtedness of such Guarantor. A Guarantor’s unsecured Guarantee will be effectively subordinated to, and thus have a junior position to, any secured indebtedness a Guarantor may have with respect to the assets securing that indebtedness.
The Guarantee of a Guarantor will effectively rank junior to all liabilities of such Guarantor’s subsidiaries that are not also Guarantors (excluding any amounts owed by such subsidiaries to the Guarantor). Claims of creditors of non-guarantor subsidiaries of a Guarantor generally will have priority with respect to the assets and earnings of such subsidiaries over the claims of creditors of such Guarantor, including holders of any debt securities. Accordingly, any Guarantee will be effectively subordinated to creditors, including trade creditors and preferred stockholders, if any, of such Guarantor’s subsidiaries.
The applicable Indenture will contain provisions to the effect that the obligations of each Guarantor under its Guarantees and such Indenture shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor, result in the obligations of such Guarantor under such Guarantees and such Indenture not constituting a fraudulent conveyance or fraudulent transfer under applicable law, after giving effect to (i) all other contingent and fixed liabilities of the Guarantor and (ii) any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee. However, there can be no assurance that, notwithstanding such limitation, a court would not determine that a Guarantee constituted a fraudulent conveyance or fraudulent transfer under applicable law. If that were to occur, the court could void the applicable Guarantor’s obligations under that Guarantee, subordinate that Guarantee to other debt and other liabilities of that Guarantor or take other action detrimental to holders of the debt securities of the applicable series, including directing the holders to return any payments received from the applicable Guarantor.
The Guarantee of any Guarantor may be released under certain circumstances. If no Event of Default has occurred and is continuing under the Indenture, and to the extent not otherwise prohibited by the Indenture, a Guarantor will be unconditionally released and discharged from the Guarantee:
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automatically upon any sale, exchange, or transfer, whether by way of merger or otherwise, to any person that is not our affiliate, of all of our direct or indirect limited partner, limited liability company, or other equity interests in the Guarantor (provided the sale, exchange, or transfer is not prohibited by the Indenture);

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automatically upon the merger of the Guarantor into us or any other Guarantor or the liquidation and dissolution of the Guarantor; or

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following delivery of a written notice of the release or discharge by us to the Trustee, upon the release or discharge of all Guarantees by the Guarantor of any debt of ours other than obligations arising under the Indenture and any debt securities issued thereunder, except a discharge or release by or as a result of payment under the Guarantees.

If a series of debt securities is guaranteed by the Guarantors and is designated as subordinate to our senior indebtedness, then the Guarantees by the Guarantors will be subordinated to the senior indebtedness of the Guarantors to substantially the same extent as the series is subordinated to our senior indebtedness. See “— Provisions Relating Only to the Subordinated Debt Securities — Subordinated Debt Securities Subordinated to Senior Indebtedness.”
Payment and Paying Agents
Unless we inform you otherwise in a prospectus supplement, interest payments will be made to the person in whose name the debt security is registered at the close of business on the record date for the interest payment. We may choose to pay interest, principal and any other money due on the debt securities at the corporate trust office of the Trustee. Payments in any other manner will be specified in the prospectus supplement.
We may also arrange for additional payment offices, and may cancel or change these offices, including our use of the Trustee’s corporate trust office. These offices are called “paying agents.” We may also choose to act as our own paying agent. We will notify the Trustee of changes in the paying agents for any particular series of debt securities.
Merger, Consolidation or Sale of Assets
Unless otherwise specified in the applicable prospectus supplement, neither we nor any Guarantor will: (a) consolidate or merge with or into another person or (b) sell, assign, transfer, convey, lease or otherwise dispose of all or substantially all of its or its subsidiaries’ properties or assets taken as a whole, in one or more related transactions, to another person, unless:

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either: (i) we or such Guarantor, as the case may be, are the surviving entity; or (ii) the person formed by or surviving any such consolidation or merger (if other than us or such Guarantor, as the case may be) or to which such sale, assignment, transfer, conveyance, lease or other disposition has been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state of the United States or the District of Columbia;

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the person formed by or surviving any such consolidation or merger (if other than us or such Guarantor, as the case may be) or to which such sale, assignment, transfer, conveyance, lease or other disposition has been made assumes all of our obligations or the obligations of such Guarantor, as the case may be, under the debt securities and the Indenture pursuant to a supplemental Indenture or other agreements delivered to the Trustee;

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immediately after such transaction, no default or event of default exists (other than in the case of: (i) our merger, or the merger of such Guarantor, as the case may be, with an affiliate solely for the purpose of reincorporating in another jurisdiction; or (ii) any consolidation or merger, or any sale, assignment, transfer, conveyance, lease or other disposition of assets between or among us, the Guarantors and our subsidiaries); and

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we or such Guarantor, as the case may be, shall have delivered, or cause to be delivered, to the Trustee an officer’s certificate and an opinion of counsel, each stating that such consolidation, merger, sale, transfer, conveyance, lease or other disposition complies with the requirements of the Indenture.

Notwithstanding the foregoing, such provisions with respect to limitations on consolidation, merger, conveyance or transfer on certain terms shall not apply to any Guarantor if at such time such Guarantor’s Guarantee has been released in accordance with the terms of the Indentures.
Amendments and Waivers
We may supplement or amend the Indenture without the consent of any holder of debt securities to, among other things:
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cure any ambiguity, omission, defect, or inconsistency;

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provide for the assumption by a successor of our obligations under the Indenture;

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secure the debt securities;

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add covenants for the benefit of the holders or surrender any right or power conferred upon us;

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in the case of any subordinated debt security, to make any change in the subordination provisions that limits or terminates the benefits applicable to any holder of our Senior Indebtedness (as defined below);

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make any change that does not adversely affect the rights of any holder;

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add or appoint a successor or separate Trustee;

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comply with any requirement of the SEC in connection with the qualification of the Indenture under the Trust Indenture Act; or

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establish the form or terms of the debt securities of any new series.

In addition, we may amend the Indenture if the holders of a majority in principal amount of all debt securities of each series that would be affected then outstanding under the Indenture consent to it. We may not, however, without the consent of each holder of outstanding debt securities of each series that would be affected, amend the Indenture to:
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reduce the percentage in principal amount of debt securities of any series whose holders must consent to an amendment;

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reduce the rate of or extend the time for payment of interest on any debt securities;

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reduce the principal of or extend the stated maturity of any debt securities;

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reduce the premium payable upon the redemption of any debt securities or change the time at which any debt securities may or shall be redeemed;

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make any debt securities payable in a currency other than that stated in the debt security;

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in the case of any subordinated debt security, make any change in the subordination provisions that adversely affects the rights of any holder under those provisions;

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impair the right of any holder to receive payment of premium, principal, or interest with respect to such holder’s debt securities on or after the applicable due date;

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impair the right of any holder to institute suit for the enforcement of any payment with respect to such holder’s debt securities;

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release any security that has been granted in respect of the debt securities;

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make any change in the amendment provisions which require each holder’s consent; or

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make any change in the waiver provisions.

It shall not be necessary for the consent of the holders under the Indenture to approve the particular form of any proposed amendment. It is sufficient if such consent approves the substance of the proposed amendment. After an amendment under the Indenture requiring the consent of the holders becomes effective, we are required to send to all holders a notice briefly describing the amendment. The failure to give, or any defect in, such notice, however, will not impair or affect the validity of the amendment.
The holders of a majority in aggregate principal amount of the outstanding debt securities of each affected series, on behalf of all such holders, and subject to certain rights of the Trustee, may waive:
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compliance with certain restrictive provisions of the Indenture; and

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any past default under the Indenture;

except that such majority of holders may not waive a default:
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in the payment of principal, premium, or interest; or

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in respect of a provision that under the Indenture cannot be amended without the consent of all holders of the series of debt securities that is affected.

Events of Default, Remedies, and Notice
Events of Default
Unless otherwise specified in a supplement to the Indenture, each of the following events will be an “Event of Default” under the Indenture with respect to a series of debt securities:
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default in any payment of interest on any debt securities of that series when due that continues for 30 days;

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default in the payment of principal of or premium, if any, on any debt securities of that series when due at its stated maturity, upon redemption, upon required repurchase, or otherwise;

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default in the payment of any sinking fund payment on any debt securities of that series when due;

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failure by us or, if the series of debt securities is guaranteed by the Guarantors, by a Guarantor to comply for 60 days after notice with the other agreements contained in the Indenture, any supplement to the Indenture with respect to that series or any board resolution authorizing the issuance of that series;

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certain events of bankruptcy, insolvency, or reorganization of us or, if the series of debt securities is Guaranteed by the Guarantors, of the Guarantors; or

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if the series of debt securities is guaranteed by the Guarantors: (i) any of the Guarantees by the Guarantors ceases to be in full force and effect, except as otherwise provided in the Indenture; (ii) any of the Guarantees by the Guarantors is declared null and void in a judicial proceeding; or (iii) any Guarantor denies or disaffirms its obligations under the Indenture or its Guarantee.

Exercise of Remedies
If an Event of Default, other than an Event of Default described in the fifth bullet point above, occurs and is continuing with respect to a series of debt securities, the Trustee or the holders of at least 25% in principal amount of the outstanding debt securities of that series may declare the entire principal of, premium, if any, and accrued and unpaid interest, if any, on all the debt securities of that series to be due and payable immediately. If an Event of Default described in the fifth bullet point above occurs, the principal of, premium, if any, and accrued and unpaid interest on all outstanding debt securities of all series will become immediately due and payable without any declaration of acceleration or other act on the part of the Trustee or any holders.
A default under the fourth bullet point above will not constitute an Event of Default until the Trustee or the holders of 25% in principal amount of the outstanding debt securities of that series notifies us of the default and such default is not cured within 60 days after receipt of notice.
The holders of a majority in principal amount of the outstanding debt securities of a series may rescind any declaration of acceleration by the Trustee or the holders with respect to the debt securities of that series, but only if:
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rescinding the declaration of acceleration would not conflict with any judgment or decree of a court of competent jurisdiction; and

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all existing Events of Default with respect to that series have been cured or waived, other than the nonpayment of principal, premium, or interest on the debt securities of that series that has become due solely by the declaration of acceleration.

If an Event of Default occurs and is continuing with respect to a series of debt securities, the Trustee will be under no obligation, except as otherwise provided in the Indenture, to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of the debt securities of that series, unless such holders have offered to the Trustee indemnity or security satisfactory to the Trustee against any losses, costs, liability, damage, claim, fee, or expense. No holder may pursue any remedy with respect to the Indenture or the debt securities of any series, except to enforce the right to receive payment of principal, premium, or interest on its own debt securities when due, unless:
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such holder has previously given the Trustee notice that an Event of Default with respect to that series is continuing;

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holders of at least 25% in principal amount of the outstanding debt securities of that series have requested that the Trustee pursue the remedy;

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such holders have offered the Trustee indemnity or security satisfactory to it against any loss, cost, liability, damage, claim, fee, or expense to be incurred thereby;

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the Trustee has not complied with such request within 60 days after the receipt of the request and the offer of indemnity or security; and

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the holders of a majority in principal amount of the outstanding debt securities of that series have not given the Trustee a direction that is inconsistent with such request within such 60-day period.

The holders of a majority in principal amount of the outstanding debt securities of a series have the right, subject to certain restrictions, to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee or of exercising any right or power conferred on the Trustee with respect to that series of debt securities. The Trustee, however, may refuse to follow any direction that:
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conflicts with law;

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is inconsistent with any provision of the Indenture;

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the Trustee determines is unduly prejudicial to the rights of any other holder; or

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would involve the Trustee in personal liability.

Notice of Event of Default
Within 30 days after the occurrence of an Event of Default, we are required to give written notice to the Trustee and indicate the status of the default and what action we are taking or propose to take to cure the default. In addition, we are required to deliver to the Trustee, within 120 days after the end of each fiscal year, a compliance certificate indicating that we have complied with all covenants contained in the Indenture or whether any default or Event of Default has occurred during the previous year.
Within 90 days after the occurrence of any default known to it, the Trustee must send to each holder of debt securities of the affected series a notice of the default. Except in the case of a default in the payment of principal, premium, or interest with respect to any series of debt securities, the Trustee may withhold such notice, but only if and so long as the board of directors, the executive committee, or a committee of directors or responsible officers of the Trustee in good faith determines that withholding such notice is in the interests of the holders.
Defeasance
At any time, we may terminate, with respect to debt securities of a particular series, all our obligations under such series of debt securities and the Indenture, which we call a “legal defeasance.” If we decide to make a legal defeasance, however, we may not terminate our obligations specified in the Indenture, including those:
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relating to the defeasance trust;

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to register the transfer or exchange of the debt securities;

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to replace mutilated, destroyed, lost, or stolen debt securities; or

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to maintain a registrar and paying agent in respect of the debt securities.

At any time we may also effect a “covenant defeasance,” which means we have elected to terminate our obligations under the additional covenants established pursuant to the terms of a particular series of debt securities, which covenants are not described in the prospectus but will be described in the prospectus supplement applicable to such series, and any Event of Default resulting from a failure to observe such covenants.
The legal defeasance option may be exercised notwithstanding a prior exercise of the covenant defeasance option. If the legal defeasance option is exercised, payment of the affected series of debt securities may not be accelerated because of an Event of Default with respect to that series. If the covenant defeasance option is exercised, payment of the affected series of debt securities may not be accelerated because of an Event of Default with respect to the fourth and sixth (and, with respect to any Guarantor, the fifth) bullet points under “— Events of Default, Remedies, and Notice — Events of Default” above or an Event of Default that is added specifically for such series and described in a prospectus supplement.
In order to exercise either defeasance option, we must:
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irrevocably deposit in trust with the Trustee money or certain U.S. government obligations for the payment of principal, premium, if any, and interest on the series of debt securities to redemption or stated maturity, as the case may be;

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comply with certain other conditions, including that no bankruptcy or default with respect to us has occurred and is continuing 91 days after the deposit in trust; and

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deliver to the Trustee an opinion of counsel to the effect that holders of the defeased series of debt securities will not recognize income, gain, or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such defeasance had not occurred. In the case of legal defeasance only, such opinion of counsel must be based on a ruling of the Internal Revenue Service or a change in applicable Federal income tax law.

Satisfaction and Discharge
The Indenture will be discharged and will cease to be of further effect as to all outstanding debt securities of any series issued thereunder, when:
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either:

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all outstanding debt securities of that series that have been authenticated (except lost, stolen, or destroyed debt securities that have been replaced or paid and debt securities for whose payment money has theretofore been deposited in trust and thereafter repaid to us) have been delivered to the Trustee for cancellation; or

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all outstanding debt securities of that series that have not been delivered to the Trustee for cancellation have become due and payable or will become due and payable at their stated maturity within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee and in any case we have irrevocably deposited with the Trustee as trust funds cash, certain U.S. government obligations or a combination thereof, in such amounts as will be sufficient, to pay the entire indebtedness of such debt securities not delivered to the Trustee for cancellation, for principal, premium, if any, and accrued interest to the stated maturity or redemption date;

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we have paid or caused to be paid all other sums payable by us under the Indenture with respect to the debt securities of that series; and

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we have delivered to the Trustee an officers’ certificate as to the sufficiency of the trust funds, without reinvestment, to pay the entire indebtedness of such debt securities at maturity.

Notwithstanding such satisfaction and discharge, the rights, powers, trusts, and immunities of the Trustee hereunder and our obligations in connection therewith to compensate and indemnify the Trustee, to pay additional amounts, if any, in respect of debt securities in certain circumstances, and to transfer or exchange debt securities pursuant to the terms thereof and our obligations and the obligations of the Trustee to hold funds in trust and to apply such funds pursuant to the terms of the Indenture, with respect to issuing temporary debt securities, with respect to the registration, transfer and exchange of debt securities, with respect to the replacement of mutilated, destroyed, lost, or stolen debt securities and with respect to the maintenance of an office or agency for payment, shall in each case survive such satisfaction and discharge.
Provisions Relating Only to the Senior Debt Securities
The senior debt securities will rank equally in right of payment with all of our other unsubordinated debt. The senior debt securities will be effectively subordinated, however, to all of our secured debt to the extent of the value of the collateral securing such debt. We will disclose the amount of our secured debt in the prospectus supplement.
Provisions Relating Only to the Subordinated Debt Securities
Subordinated Debt Securities Subordinated to Senior Indebtedness
The subordinated debt securities will rank junior in right of payment to all of our and our Guarantors’ Senior Indebtedness. “Senior Indebtedness” will be defined in a supplemental Indenture respecting any issuance of a series of subordinated debt securities, and the definition will be set forth in the prospectus supplement.
Payment Blockages
The Indenture respecting any series of subordinated debt securities will provide that no payment of principal, interest, and any premium on the subordinated debt securities or any related Guarantee may be made in the event:
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we or our property or, if applicable to any series of outstanding debt securities, the Guarantors, or their property, is involved in any voluntary or involuntary liquidation or bankruptcy;

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we fail to pay the principal, interest, any premium, or any other amounts on any of our or, if applicable to any series of outstanding debt securities, the Guarantors’ Senior Indebtedness within any applicable grace period or the maturity of such Senior Indebtedness is accelerated following any other default, subject to certain limited exceptions set forth in the Indenture; or

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any other default on any of our or, if applicable to any series of outstanding debt securities, the Guarantors’ Senior Indebtedness occurs that permits immediate acceleration of its maturity, in which case a payment blockage on the subordinated debt securities will be imposed for a maximum of 179 days at any one time.

No Limitation on Amount of Senior Debt
The Indenture respecting any series of subordinated debt securities will not limit the amount of Senior Indebtedness that we may incur, unless otherwise indicated in the prospectus supplement.
Subordination
If specified in the applicable prospectus supplement, the debt securities of a series may be subordinated, which we refer to as subordinated debt securities, to senior indebtedness (as defined in the applicable prospectus supplement) to the extent set forth in the prospectus supplement relating thereto. To the extent we conduct operations through subsidiaries, the holders of debt securities (whether or not subordinated debt securities) will be structurally subordinated to the creditors and any preferred equity holders of such subsidiaries.
Conversion and Exchange Rights
If specified in the applicable prospectus supplement, the debt securities of a series may be convertible into or exchangeable for common stock or other securities of us or another entity. We will describe in the applicable prospectus supplement, among other things, the conversion or exchange rate or price and any adjustments thereto, the conversion or exchange period or periods, provisions as to whether conversion or exchange will be mandatory, at our option or at the option of the holders of that series of debt securities, and provisions affecting conversion or exchange in the event of the redemption of that series of debt securities.
Form, Exchange, Registration and Transfer
The debt securities will be issued only in registered form. Unless otherwise specified in the applicable prospectus supplement, debt securities of a series will be global securities registered in book-entry form. Procedures relating to global securities are described below under “Book-Entry Procedures and Settlement.” Unless otherwise provided in the applicable prospectus supplement, debt securities will be denominated in United States dollars.
Book-Entry Procedures and Settlement
Unless otherwise specified in the applicable prospectus supplement, the debt securities initially will be issued in book-entry form only and represented by one or more global securities registered in the name of, and deposited with a custodian for, a depository identified in the applicable prospectus supplement.
We anticipate that any global securities will be deposited with, or on behalf of, The Depository Trust Company (“DTC”), and that such global securities will be registered in the name of Cede & Co., DTC’s nominee. We further anticipate that the following provisions will apply to the depository arrangements with respect to any such global securities:
DTC or its nominee will be the sole registered holder of the debt securities for all purposes under the Indenture. Owners of beneficial interests in the debt securities represented by the global securities will hold their interests pursuant to the procedures and practices of DTC. As a result, beneficial interests in these securities will be shown on, and may only be transferred through, records maintained by DTC and its direct and indirect participants and any such interest may not be exchanged for certificated securities, except in limited circumstances. Owners of beneficial interests must exercise any rights in respect of their interests in accordance with the procedures and practices of DTC. Beneficial owners will not be holders and will not be entitled to any rights provided to the holders of debt securities under the global securities or the Indenture. We and the Trustee, and any of our respective agents, may treat DTC as the sole holder and registered owner of the global securities under the terms of the Indenture.
Any additional or differing terms of the depository arrangements will be described in the prospectus supplement relating to a particular series of debt securities issued in the form of global securities.
Concerning the Trustee
If the Trustee becomes one of our creditors, it will be subject to limitations in the Indenture on its rights to obtain payment of claims or to realize on some property received for any such claim, as security or otherwise. The Trustee will be permitted to engage in other transactions with us and our affiliates in the ordinary course of business. If, however, it acquires any conflicting interest, it must eliminate that conflict or resign.
The holders of a majority in principal amount of the then outstanding debt securities of any series may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee.
Governing Law
The debt securities and the Indentures and any Guarantees will be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of laws principles thereof.
DESCRIPTION OF WARRANTS
We may issue warrants to purchase common stock, preferred stock, debt securities or any combination thereof. Such warrants may be issued independently or together with any such securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants. The following summary of certain provisions of the warrants does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the warrant agreement that will be filed with the SEC in connection with any offering of such warrants.
General
The prospectus supplement relating to any offering of warrants will describe the particular terms of the warrants being offered, including the following:
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the title of such warrants;

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the aggregate number of such warrants;

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the price or prices at which such warrants will be issued;

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the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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the designation and terms of the securities purchasable upon exercise of such warrants and the number of such securities issuable upon exercise of such warrants;

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the price at which and the currency or currencies, including composite currencies, in which the securities purchasable upon exercise of such warrants may be purchased;

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the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

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whether such warrants will be issued in registered form or bearer form;

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if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

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if applicable, the designation and terms of the securities with which such warrants are issued and the number of such warrants issued with each such security;

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if applicable, the date on and after which such warrants and the related securities will be separately transferable;

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information with respect to book-entry procedures, if any; and

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any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

Amendments and Supplements to Warrant Agreement
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
DESCRIPTION OF UNITS
We may issue units of securities consisting of one or more of the following securities: common stock, preferred stock, rights, debt securities, guarantees of debt securities, warrants or any combination thereof. We may evidence each series of units issued by unit certificates that we will issue under a separate unit agreement. We may enter into unit agreements with a unit agent. Each unit agent will be a bank or trust company that we select. You should read the particular terms of these documents, which will be described in more detail in the applicable prospectus supplement.
If we offer any units, certain terms of that series of units will be described in the applicable prospectus supplement, including, without limitation, the following, as applicable:
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the title of the series of units;

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identification and description of the separate constituent securities comprising the units;

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the price or prices at which the units will be issued;

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the date, if any, on and after which the constituent securities comprising the units will be separately transferable;

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if appropriate, a discussion of material United States federal income tax considerations; and

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any other terms of the units and their constituent securities.

PLAN OF DISTRIBUTION
We or the selling stockholder may sell the securities on a delayed or continuous basis in and outside the United States through the methods described below or through any other method permitted pursuant to applicable law, including through a combination of such methods. A prospectus supplement, if required, will set forth any required information such as the terms of the offering and the method of distribution and will include the following information:
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the name or names of any underwriters or agents;

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the purchase price of the securities;

•
the net proceeds from the sale of the securities;

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any over-allotment options under which underwriters may purchase additional securities;

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any underwriting discounts, commissions and other items constituting compensation to underwriters, dealers or agents;

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any public offering price;

•
any discounts or concessions allowed or reallowed or paid to dealers; and

•
any securities exchange or market on which the securities offered in a prospectus supplement may be listed.

Sale through Underwriters or Dealers
If we or the selling stockholder use underwriters in the sale, the underwriters will acquire the securities for their own account. The underwriters may resell the securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Underwriters may offer securities to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more firms acting as underwriters. Unless we inform you otherwise in the prospectus supplement, the obligations of the underwriters to purchase the securities will be subject to certain conditions, and the underwriters will be obligated to purchase all the offered securities if they purchase any of them. The underwriters may change from time to time any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers.
During and after an offering through underwriters, the underwriters may purchase and sell the securities in the open market. These transactions may include overallotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with the offering. The underwriters may also impose a penalty bid, which means that selling concessions allowed to syndicate members or other broker-dealers for the offered securities sold for their account may be reclaimed by the syndicate if the offered securities are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the offered securities, which may be higher than the price that might otherwise prevail in the open market. If commenced, the underwriters may discontinue these activities at any time.
If we or the selling stockholder use dealers in the sale of securities, we or the selling stockholder will sell the securities to them as principals. They may then resell those securities to the public at varying prices determined by the dealers at the time of resale. The dealers participating in any sale of the securities may be deemed to be underwriters within the meaning of the Securities Act with respect to any sale of those securities. We will include in the prospectus supplement the names of the dealers and the terms of the transaction.
At-the-Market Offerings
Underwriters may make sales in privately negotiated transactions and/or any other method permitted by law, including sales deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act, sales made directly on the NYSE, the existing trading market for our common stock, or sales made to or through a market maker other than on an exchange. Unless stated otherwise in any applicable prospectus supplement, the sales agent with respect to any such at the market offering will make all sales using commercially reasonable efforts consistent with its normal trading and sales practices, on mutually agreeable terms between the sales agent and us or the selling stockholder. The name of any such underwriter or agent involved in the offer and sale of our common stock, the amounts underwritten, and the nature of its obligations to take our common stock will be described in the applicable prospectus supplement.
Direct Sales and Sales through Agents
We or the selling stockholder may sell the securities directly. In that event, no underwriters or agents would be involved. We or the selling stockholder may also sell the securities through agents we designate from time to time. In the prospectus supplement, we will name any agent involved in the offer or sale of the offered securities, and we will describe any commissions payable by us or the selling stockholder to the agent. Unless we inform you otherwise in the prospectus supplement, any agent will agree to use its reasonable best efforts to solicit purchases for the period of its appointment.
We or the selling stockholder may sell the securities directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act with respect to any sale of those securities. We will describe the terms of any such sales in the prospectus supplement.
Delayed Delivery Contracts
If we so indicate in the prospectus supplement, we or the selling stockholder may authorize agents, underwriters or dealers to solicit offers from certain types of institutions to purchase securities from us or the selling stockholder at the public offering price under delayed delivery contracts. These contracts would provide for payment and delivery on a specified date in the future. The contracts would be subject only to those conditions described in the prospectus supplement. The prospectus supplement will describe the commission payable for solicitation of those contracts.
Remarketing
We or the selling stockholder may offer and sell any of the offered securities in connection with a remarketing upon their purchase, in accordance with a redemption or repayment by their terms or otherwise by one or more remarketing firms acting as principals for their own accounts or as agents to us or the selling stockholder. We will identify any remarketing firm, the terms of any remarketing agreement and the compensation to be paid to the remarketing firm in the prospectus supplement. Remarketing firms may be deemed underwriters under the Securities Act.
Derivative Transactions
We or the selling stockholder may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third parties may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us or the selling stockholder in settlement of those derivatives to close out any related open borrowings of stock. The third parties in these sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement or in a post-effective amendment to the registration statement of which this prospectus forms a part.
General Information
We or the selling stockholder may have agreements with the remarketing firms, agents, dealers and underwriters to indemnify them against certain civil liabilities, including liabilities under the Securities Act, or to contribute with respect to payments that the agents, dealers or underwriters may be required to make. Such firms, agents, dealers and underwriters may be customers of, engage in transactions with or perform services for us or the selling stockholder in the ordinary course of their businesses.

Each series of offered securities, other than the common stock, which is listed on the New York Stock Exchange, will have no established trading market. We may elect to list any series of offered securities on an exchange, but we are not obligated to do so. It is possible that one or more underwriters may make a market in a series of offered securities. However, they will not be obligated to do so and may discontinue market making at any time without notice. We cannot assure you that a liquid trading market for any of our offered securities will develop.
The place and time of delivery for securities will be set forth in the accompanying prospectus supplement for such securities.
There can be no assurances that the selling stockholders will sell any or all of the common stock offered registered pursuant to the registration statement, of which this prospectus forms a part. In addition, the selling stockholder may also sell the shares of common stock under Rule 144 under the Securities Act, if available, or in other transactions exempt from registration, rather than under this prospectus. The selling stockholder has the sole and absolute discretion not to accept any purchase offer or make any sale of common stock if it deems the purchase price to be unsatisfactory at any particular time.
LEGAL MATTERS
The validity of the securities being offered by this prospectus will be passed upon for us by Baker Botts L.L.P., Dallas, Texas. Any underwriters, dealers or agents will be represented by their own legal counsel.
EXPERTS
The financial statements incorporated in this prospectus by reference to BKV Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The consolidated financial statements of Bedrock Energy Partners, LLC as of and for the year ended December 31, 2024, incorporated by reference in this prospectus have been so incorporated in reliance on the report of BDO USA, P.C., independent auditors, given on the authority of said firm as experts in auditing and accounting.
The information incorporated by reference in this prospectus and registration statement regarding estimated quantities of proved reserves of BKV and its subsidiaries, the future net revenues from those reserves and their present value as of December 31, 2024 is based on the reserve reports prepared by Ryder Scott Company, L.P., BKV’s independent petroleum engineers given the authority of such firm as an expert in these matters.
The information incorporated by reference herein regarding estimated quantities of proved reserves of Bedrock Production, LLC and related future net cash flows related to those reserves as of December 31, 2024 is based upon a reserve report audited by independent petroleum engineers, Cawley, Gillespie & Associates, Inc. Such estimates have been so incorporated in reliance on the authority of such firm as an expert in such matters.

BKV Corporation
Common Stock

Preliminary Prospectus Supplement

Sole Book-Running Manager
RBC Capital Markets
            , 2026